EXHIBIT 3.1
-------------------------- -----------------------------------------------------
         (stamp)                                  (stamp)
        Jim Miles          CERTIFIED TO BE A TRUE AND CORRECT COPY AS TAKEN FROM
    SECRETARY OF STATE     AND COMPARED WITH THE ORIGINAL ON FILE IN THIS OFFICE
          FILED                             FEBRUARY 13, 1997
     FEBRUARY 13, 1997                        /s/ Jim Miles
AM                     PM          SECRETARY OF STATE OF SOUTH CAROLINA
-------------------------- -----------------------------------------------------
7|8|9|10|11|12|1|2|3|4|5|6
--------------------------

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                            ARTICLES OF INCORPORATION
                                       FOR
                      EMERGENT MORTGAGE CORP. OF TENNESSEE

1. The name of the proposed corporation is Emergent Mortgage Corp. of Tennessee.

2. The initial registered office of the corporation is 15 South Main Street, Greenville, SC 29601, Greenville County, and the initial registered agent at such address is Keith B. Giddens.

3. The corporation is authorized to issue a single class of shares, and the total number of shares authorized is 100,000.

4. The existence of the corporation shall begin when these articles are filed with the Secretary of State.

5. The optional provisions which the corporation elects to include in the articles of incorporation are as follows: (See Section 33-2-102 and the applicable comments thereto; and 35-2-105 and 35-2-221 of the 1976 South Carolina Code). NONE

6.   The name and address of each incorporator is as follows:

    Name                        Address                            Signature
    ----                        -------                            ---------
Nancy Dupler              PO Box 728                          /s/ Nancy Dupler
                          Greenville, SC  29602

7. I, Cary H. Hall, Jr., an attorney licensed to practice in the State of South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements of Section 33-2-102 of the 1976 Code of Laws of South Carolina, as amended.

February 12, 1997

                                          /s/ Cary H. Hall, Jr.
                                          --------------------------------------
                                          Cary H. Hall, Jr.
                                          Wyche, Burgess, Freeman & Parham, P.A.
                                          P.O. Box 728
                                          Greenville, SC  29602
                                          (864) 242-8255

                              FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. If the space in this form is insufficient, please attach additional sheets containing a reference to the appropriate paragraph in this form.

3.   Schedule of Fees - payable at the time of filing this document:

     Fee for filing Application - payable to Secretary of State         $ 10.00
     Filing Tax - payable to Secretary of State                         $100.00
     Minimum License Fee - payable to SC Tax Commission                 $ 25.00

4.   THIS FORM MUST BE ACCOMPANIED BY THE FIRST REPORT OF CORPORATIONS (See
     Section 12-19-20), AND A CHECK IN THE AMOUNT OF $25.00 PAYABLE TO THE SOUTH CAROLINA TAX COMMISSION.




South Carolina                                                Form Approved by

1/89                                                          Secretary of State

                                                      --------------------------
                                                               (stamp)
                                                              Jim Miles
                                                          SECRETARY OF STATE
                                                                FILED
                                                              AUG 7 1997
                                                      AM                      PM
                                                      --------------------------
                                                      7|8|9|10|11|12|1|2|3|4|5|6



                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                              ARTICLES OF AMENDMENT


     Pursuant to Section 33-10-106 of the 1976 South Carolina Code, as amended, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.   The name of the corporation is Sterling Lending Corporation.

2. On June 1, 1997, the corporation adopted the following Amendment(s) of its Articles of Incorporation:

          RESOLVED, that the Articles of Incorporation of the Corporation be amended to the Corporation is authorized to issue one million shares of preferred stock. The relative rights, preferences and limitations of such preferred stock shall be determined by the Corporation's Board of Directors in its sole discretion. The Corporation's Board of Directors shall have the sole authority to issue shares of such preferred stock to whomever and for whatever purposes it, in its sole discretion, deems appropriate. The Board is expressly authorized to divide such preferred shares into separate series, with each series separately designated so as to distinguish the shares thereof from the shares of all other series. Each share of each series of serial preferred stock shall have the same relative rights as and be identical in all respects with all the other shares of the same series. Among other things, the Board may designate one of the following variations among any of the various series of preferred stock without further action of the shareholders of the Corporation:
          (a) the distinctive serial designation and the number of shares constituting such series; (b) the dividend rate or the amount of dividends to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date(s) the payment date(s) for dividends, and the participating or other special rights, if any, with respect to dividends; (c) the voting powers, full or limited, if any, of shares of such series; (d) whether the shares of such series shall be redeemable and, if so, the price(s) at which, and the terms and conditions on which, such shares may be redeemed; (e) the amount(s) payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the association; (f) whether the shares of such series shall be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and if so entitled, the amount of such fund and the manner of its application, including the price(s) at which such shares may be redeemed or purchased through the application of such fund; (g) whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes of stock of the association and, if so, the conversion price(s) or the rate(s) of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange; (h) the price or other consideration for which the shares of such series shall be issued; and (i) whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of serial preferred stock and whether such shares may be reissued as shares of the same or any other series of serial preferred stock.

3. The manner, if not set forth in the amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert "not applicable" or "NA").

                                 NOT APPLICABLE

4.   Complete either a or b, whichever is applicable.

     a. (X) Amendment(s) adopted by shareholder action. At the date of adoption of the amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and the vote of such shares was:

            Number of      Number of      Number of Votes  Number of Undisputed*
Voting     Outstanding   Votes Entitled    Represented at      Shares Voted
Group         Shares       to be Cast       the Meeting         For Against
-----         ------       ----------       -----------         -----------
Common        25,000         25,000               25,000          25,000

*NOTE: Pursuant to Section 33-10-106(6)(i), the corporation can alternatively state the total number of undisputed shares cast for the amendment by each voting group together with a statement that the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group.


     b. ( ) The Amendment(s) was duly adopted by the incorporators or board of directors without shareholder approval pursuant to Section 33-6-102(d), 33-10-102 and 33-10-105 of the 1976 South Carolina Code
            as amended, and shareholder action was not required.

5. Unless a delayed date is specified, the effective date of these Articles of Amendment shall be the date of acceptance for filing by the Secretary of State.

Date: June 30, 1997
                                              Sterling Lending Corporation
                                         ---------------------------------------
                                                  (Name of Corporation)

                                         By: /s/ Dennis Canupp
                                         ---------------------------------------
                                         Dennis Canupp, Chief Executive Officer


                               FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. If the space in this form is insufficient, please attach additional sheets containing a reference to the appropriate paragraph in this form.

3. Filing fees and taxes payable to the Secretary of State at the time of filing application:

            Filing Fee                      $ 10.00
            Filing Tax                       100.00
            Total                           $110.00


                         Form Approved by South Carolina
                             Secretary of State 1/89

                                                      --------------------------
                                                              (stamp)
                                                             Jim Miles
                                                         SECRETARY OF STATE
                                                               FILED
                                                            JUN 02 1997
                                                      AM                      PM
                                                      --------------------------
                                                      7|8|9|10|11|12|1|2|3|4|5|6
                                                      --------------------------

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                      NOTICE OF CHANGE OF REGISTERED OFFICE
                 OR REGISTERED AGENT OR BOTH OF A SOUTH CAROLINA
                             OR FOREIGN CORPORATION

     Pursuant to Sections 33-5-102 and 33-15-108 of the 1976 South Carolina Code, as amended, the undersigned corporation submits the following information.

1.   The name of the corporation is Sterling Lending Corporation.

2.   The corporation is (complete either a or b, whichever is applicable):

     a. [x]  a domestic corporation incorporated in South Carolina on 3/6/96; or

     b. [ ] a foreign corporation incorporated in _______ on ______, and authorized to do business in South Carolina on ________________.

3. The street address of the current registered office in south Carolina is 75 Beattie Place, Two Insignia Plaza in the city of Greenville, South Carolina 29601.

4. If the current registered office is to be changed, the street address to which its registered office is to be changed is 15 South Main Street, Suite 750, in the city of Greenville, South Carolina 29601.

5.   The name of the present registered agent is CT Corporation System.

6. If the current agent is to be changed, the name of the successor registered agent is Wade M. Hall.

     * I hereby consent to the appointment as registered agent of the corporation.


                                             /s/ Wade M. Hall
                                             -----------------------------------
                                             (signature of New Registered Agent)

                                                      --------------------------
                                                              (stamp)
                                                            [ILLEGIBLE]
                                                            SEP 22 1997
                                                            [ILLEGIBLE]
                                                      --------------------------

                                                      --------------------------
                                                              (stamp)
                                                             Jim Miles
                                                         SECRETARY OF STATE
                                                               FILED
                                                            DEC 02 1996
                                                      AM                      PM
                                                      --------------------------
                                                      7|8|9|10|11|12|1|2|3|4|5|6
                                                      --------------------------


                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                              ARTICLES OF AMENDMENT


     Pursuant to Section 33-10-106 of the 1976 South Carolina Code, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.   The name of the corporation is EMERGENT LENDING CORPORATION.

2. On JULY 7, 1996, the corporation adopted the following Amendment(s) of its Articles of Incorporation:

     RESOLVED, that the Articles of Incorporation of the Corporation be amended to CHANGE THE NAME OF THE CORPORATION TO "STERLING LENDING CORPORATION".

3. The manner, if not set forth in the amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert "not applicable" or "NA").

                                 NOT APPLICABLE

4. Complete either a or b, whichever is applicable.

    a. [x] Amendment(s) adopted by shareholder action.
           At the date of adoption of the amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and the vote of such shares was:

            Number of        Number of         Number of Votes      Number of Undisputed*
Voting     Outstanding     Votes Entitled      Represented at            Shares Voted
Group        Shares          to be Cast          the Meeting        For          Against
-----        ------          ----------          -----------        --------------------
COMMON       25,000           25,000               25,000                 25,000

*NOTE: Pursuant to Section 33-10-106(6)(i), the corporation can alternatively state the total number of undisputed shares cast for the amendment by each voting group together with a statement that the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group.

b. [ ] The Amendment(s) was duly adopted by the incorporators or board of directors without shareholder approval pursuant to Section 33-6-102(d), 33-10-102 and 33-10-105 of the 1976 South Carolina Code as amended, and shareholder action was not required.

5. Unless a delayed date is specified, the effective date of these Articles of Amendment shall be the date of acceptance for filing by the Secretary of State.


Date: July 7, 1996                              EMERGENT LENDING CORPORATION
                                             -----------------------------------
                                                   (Name of Corporation)

                                             By: /s/ Dennis Canupp
                                             -----------------------------------
                                                DENNIS CANUPP, PRESIDENT

                                                      --------------------------
                                                              (stamp)
                                                            [ILLEGIBLE]
                                                            SEP 22 1997
                                                            [ILLEGIBLE]
                                                      --------------------------

                                                      --------------------------
                                                              (stamp)
                                                             Jim Miles
                                                         SECRETARY OF STATE
                                                               FILED
                                                            DEC 02 1996
                                                      AM                      PM
                                                      --------------------------
                                                      7|8|9|10|11|12|1|2|3|4|5|6
                                                      --------------------------

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                      NOTICE OF CHANGE OF REGISTERED OFFICE
                           OR REGISTERED AGENT OR BOTH
                               OF A SOUTH CAROLINA
                             OR FOREIGN CORPORATION

     Pursuant to Section 33-5-102 and 33-15-108 of the 1976 South Carolina Code, as amended, the undersigned corporation submits the following information.

1.   The name of the corporation is STERLING LENDING CORPORATION.

2.   The corporation is (complete either a or b, whichever is applicable):

     a. a domestic corporation incorporated in South Carolina on March 6, 1996; or

     b.   a foreign corporation incorporated in _______________________________
                                                        (State)
          on _________________________, and authorized to do business in South
                    (Date)
          Carolina on ___________________.
                           (Date)

3.   The street address of the current registered office in South Carolina is 15
     S. Main Street in the city of Greenville, South Carolina 29601.

4. If the current registered office is to be changed, the street address to which its registered office is to be changed is c/o CT Corporation System, 75 Beattie Place, Two Insignia Financial Plaza in the city of Greenville, South Carolina 29601.

5.   The name of the present registered agent is Dennis Canupp.

6. If the current registered agent is to be changed, the name of the successor registered agent is CT Corporation System.

    *I hereby consent to the appointment as registered agent of the corporation:

                              [illegible signature]
                       (signature of New Registered Agent)

7. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

8. Unless a delayed date is specified, this application will be effective upon acceptance for filing by the Secretary of State (See Section 33-1-230(b)).

Pursuant to Section 33-9-102(5) and 33-19-108(5), the written consent of the registered agent may be attached to this form.

9. Dated this 1 day of Dec., 1996.


                                                 STERLING LENDING CORPORATION
                                               ---------------------------------
                                                    (Name of Corporation)

                                               By: /s/ Roger Clark
                                               ---------------------------------
                                               Roger Clark   President
                                               (Type of Print Name and Title)



                               FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. Filing Fee (payable to the Secretary of State at the time of filing the document - $10.00

3. Pursuant to Section 33-5-102(b), the registered agent can file this form when the only change is changing the street address of the registered office, in this situation, the following statement should be typed on the form above the registered agent's signature: "The corporation has been notified of this change."


                                                Form Approved by South Carolina
                                                Secretary of State 1/89

----------------------------------------------------- --------------------------
                      (stamp)                                  (stamp)
CERTIFIED TO BE A TRUE AND CORRECT COPY AS TAKEN FROM         Jim Miles
AND COMPARED WITH THE ORIGINAL ON FILE IN THIS OFFICE     SECRETARY OF STATE
                    MAR - 6 1997                                FILED
                   /s/ Jim Miles                              MAR 6 1996
        SECRETARY OF STATE OF SOUTH CAROLINA          AM                     PM
----------------------------------------------------- --------------------------
                                                      7|8|9|10|11|12|1|2|3|4|5|6
                                                      --------------------------


                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                            ARTICLES OF INCORPORATION
                                       FOR
                          EMERGENT LENDING CORPORATION

1.   The name of the proposed corporation is Emergent Lending Corporation.

2. The initial registered office of the corporation is Post Office Box 17526, Greenville, Greenville County, South Carolina 29606 and the initial registered agent at such address is Dennis Canupp. (Street address - 15 South Main Street, Suite 750 (29601)

3. The corporation is authorized to issue a single class of shares, and the total number of shares authorized is 100,000.

4. The existence of the corporation shall begin when these articles are filed with the Secretary of State.

5. The optional provisions which the corporation elects to include in the articles of incorporation are as follows: None

6.   The name and address of each incorporator is as follows:

Name                 Address                      Signature
----                 -------                      ---------
Dennis Canupp        Post Office 17526
                     Greenville, SC  29606        /s/ Dennis Canupp

George Roberson      Post Office 17526
                     Greenville, SC  29606        /s/ George Roberson

Phil Cox             PO Box 17526
                     Greenville, SC  29606        /s/ J.P. Cox

7. I, Cary H. Hall, Jr., an attorney licensed to practice in the State of South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements of Section 33-2-102 of the 1976 Code of Laws of South Carolina, as amended.


Feb 29, 1996                             /s/ Cary H. Hall, Jr.
                                         ---------------------------------------
                                         Cary H. Hall, Jr.
                                         Wyche, Burgess, Freeman & Parham, P.A.
                                         P.O. Box 728
                                         Greenville, SC  29602
                                         (803) 242-8255

                                                      --------------------------
                                                               (stamp)
                                                           John T. Campbell
                                                          SECRETARY OF STATE
                                                                FILED
                                                              APR 17 1987
                                                      AM                     PM
                                                      --------------------------
                                                      7|8|9|10|11|12|1|2|3|4|5|6
                                                      --------------------------



                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE
                            ARTICLES OF INCORPORATION
                                       OF
                              THE MONEY $TORE, INC.


----------------------------
        For Use By                          (File This Form in
  The Secretary of State                   Duplicate Originals)
File No.                                                                       This Space For Use By
Fee Paid $                           (Sect. 33-7-30 of the 1976 Code)          The Secretary of State
R.N.
Date                                     (INSTRUCTIONS ON PAGE 4)
----------------------------

1.   The name of the proposed corporation is The Money $tore, Inc.

2. The initial registered office of the corporation is 107 Charter House Circle located in the city of Columbia, county of Lexington and the State of south Carolina and the name of its initial registered agent at such address is Ronald I. Long.

3.   The period of duration of the corporation shall be perpetual.

4.   The corporation is authorized to issue shares of stock as follows:

Class of shares            Authorized No. of each class            Per Value
---------------            ----------------------------            ---------
  Common                             2,000                          $100.00


               ----------------------------------------------------------
                                        (stamp)
                                                      Date  APR 17, 1987
               CERTIFIED TO BE A TRUE AND CORRECT COPY AS TAKEN
               FROM AND COMPARED WITH THE ORIGINAL ON FILE IN THIS
               OFFICE.
               (/s/ John T. Campbell)
               SECRETARY OF STATE OF SOUTH CAROLINA
               ----------------------------------------------------------


     If shares are divided into two or more classes or if any class of shares is divided into series within a class, the relative rights, preferences, and limitations of the shares of each class, and of each series within a class, are as follows:

           N/A

5. Total authorized capital stock Two Hundred Thousand and 00/100 ($200,000.00) Dollars. Please see instructions on Page 4.

6. The existence of the corporation shall begin as of the filing date with the Secretary of State or to be effective as of the filing date.

7. The number of directors constituting the initial board of Directors of the corporation is three (3) and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify are:

Ronald I. Long                               107 Charter House Circle
                                             Columbia, South Carolina 29212
 ..............................               ...................................


Richard S. Dyer, Sr.                         2400 Bermuda Hills Road
                                             Columbia, South Carolina 29204
 ..............................               ...................................


Melanie S. Osborne                           1457 Congress Road
                                             Eastover, South Carolina 29044
 ..............................               ...................................

8. The general nature of the business for which the corporation is organized is (it is not necessary to set forth in the purposes powers enumerated Section (33-3-10 of 1976 Code).

     To engage in the business of a finance company together with any and all things necessary or incidental thereto, including to engage in the business of buying, selling, owning, leasing, renting, investing in, brokering, mortgaging, or exchanging real estate or personal property of every nature, kind, and description, including notes, mortgages, choses in action, or other evidence of indebtedness, for itself and/or other persons for fees, together with all things necessary or incidental to the foregoing.

9. Provisions which the incorporators elect to include in the articles of incorporation are as follows:

        N/A

10.  The name and address of each incorporator is:

    Name                  Street & Box No.                City            County              State
    ----                  ----------------                ----            ------              -----
Ronald I. Long          107 Charter House Circle         Columbia        Lexington        South Carolina


Date  April 17, 1987                              /s/ Ronald I. Long
                                                  ------------------------------
                                                    (Signature of Incorporator)
                                                  Ronald I. Long

                             STATE OF SOUTH CAROLINA
                        OFFICE OF THE SECRETARY OF STATE
                                JOHN T. CAMPBELL

              INSTRUCTIONS FOR PREPARING ARTICLES OF INCORPORATION

No. 1 Name -- must NOT be similar to existing corporation. The name must also contain the word CORPORATION, INCORPORATION, LIMITED or the abbreviation of one of these.

No. 2 Must have a complete street address (A POST OFFICE BOX IS NOT ACCEPTABLE) and it may be the address of the corporation or one of its officers. The agent may be an officer or employee of the corporation or it may be an attorney.

No. 3   Self explanatory.

No. 4   Class of shares -- must be common and may include some preferred.

        Authorized shares -- is the number of shares which the corporation may issue.

        Par Value -- will be the value of each share to be sold.

No. 5 Authorized capital -- is equal to number of shares times par value as shown by No. 4.

No. 6   Self explanatory.

No. 7 Name and complete address (street or box number) for the initial board of directors.

No. 8 Must briefly state the SPECIFIC purposes for which the corporation is organized.

No. 9   Usually not used.

No. 10 Must have name and address (street or box number) of EACH incorporator (may be one or more incorporators).

No. 10  -Page 2. Each incorporator must sign.

No. 10  -Page 3. Verification must be completed and signed by EACH incorporator.

No. 11 Certificate of attorney -- must be signed by an attorney LICENSED to practice in the STATE OF SOUTH CAROLINA.

FEES -- Authorized capital NOT exceeding $100,000, fee is $45.

        Authorized capital exceeding $100,000, fee is $45 PLUS $.40 for each $1,000 exceeding $100,000. MAXIMUM FEE IS $1,005.

        When no par stock is used, a $10 par is assumed for the basis of computing the filing fee.

NOTES-- These articles are filed in duplicate and must be accompanied by the first report of corporations and check of $10, MADE PAYABLE TO THE S.C. TAX COMMISSION.

NAME AVAILABILITY SHOULD BE CLEARED IN WRITING. CLEARANCE BY TELEPHONE IS NOT RECOMMENDED AS IT IS NOT OFFICIAL.

STATE OF SOUTH CAROLINA

COUNTY OF RICHLAND

     The undersigned Ronald I. Long does hereby certify that he is the incorporator of aforesaid Corporation and is authorized to execute this verification; that the undersigned for himself does hereby further certify that he has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true to the best of his information and belief.

                                                 (/s/ of Ronald I. Long)
                                                 (Signature of Incorporator)
                                                 Ronald I. Long

11. I. Joseph M. Arndt, III, an attorney licensed to practice in the State of South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements of chapter 7 of Title 33 of the South Carolina Code of 1976, relating to the organization of corporations, and that in my opinion, the corporation is organized for a lawful purpose.

Date April 17, 1987                             /s/ Joseph M. Arndt
                                                --------------------------------
                                                Joseph M. Arndt, III
                                                Address Post Office Box 73
                                                Columbia, South Carolina  29202





SCHEDULE OF FEES
(Payable at time of filing Articles of With Secretary of State)
Fee for filing Articles                                         $      5.00
In addition to the above, $.40 for each $1,000.00 of the aggregate value of shares which the Corporation is authorized
to issue, but in not case less than                                   40.00
nor more than                                                      1,000.00


NOTE: THIS FORM MUST BE COMPLETED IN ITS ENTIRETY BEFORE IT WILL BE ACCEPTED FOR
      FILING. THIS FORM MUST BE ACCOMPANIED BY THE FIRST REPORT OF CORPORATIONS AND A CHECK IN THE AMOUNT OF $10 PAYABLE TO THE SOUTH CAROLINA TAX COMMISSION.

           Please see instructions on the reverse side.

                                                      --------------------------
                                                              (stamp)
                                                             Jim Miles
                                                         SECRETARY OF STATE
                                                               FILED
                                                            DEC 19 1995
                                                      AM                      PM
                                                      --------------------------
                                                      7|8|9|10|11|12|1|2|3|4|5|6
                                                      --------------------------


                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                      NOTICE OF CHANGE OF REGISTERED OFFICE
                           OR REGISTERED AGENT OR BOTH
                               OF A SOUTH CAROLINA
                             OR FOREIGN CORPORATION


     Pursuant to Section 33-5-102 and 33-15-108 of the 1976 South Carolina
Code, as amended, the undersigned corporation submits the following information.

1.   The name of the corporation is The Loan Pro$.

2.   The corporation is (complete either a or b, whichever is applicable):

     a.   a domestic corporation incorporated in South Carolina on 4-17-95; or

     b. a foreign corporation incorporated in (State) on (Date), and authorized to do business in South Carolina on (Date).

3. The street address of the current registered office in South Carolina is 208 Garvin Street in the city of Pickens, South Carolina 29671.

     4. If the current registered office is to be changed, the street address to which its registered office is to be changed is 6432 J. Two Notch Rd. in the city of Columbia South Carolina 29223

     5.   The name of the present registered agent is David R. Vickers.

     6. If the current registered agent is to be changed, the name of the successor registered agent is Ronald I. Long.

          *I hereby consent to the appointment as registered agent of the corporation:

                             [/s/ of Ronald I. Long]
                       (signature of New Registered Agent)

7. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

8. Unless a delayed date is specified, this application will be effective upon acceptance for filing by the Secretary of State (See Section 33-1-230(b)):

Pursuant to Section 33-9-102(5) and 33-19-108(5), the written consent of the registered agent may be attached to this form.

9. Dated this 14th day of Dec 1995.

                                              The Loan Pro$
                                                    (Name of Corporation)

                                              By: /s/ of Ron Long, Jr.
                                                  Ron Long, Jr.
                                                  (Type or Print Name and Title)



                               FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. Filing Fee (payable to the Secretary of State at the time of filing the document) - $10.00

3. Pursuant to Section 33-5-102(b), the registered agent can file this form when the only change is changing the street address of the registered office. In this situation, the following statement should be typed on the form above the registered agent's signature: "The corporation has been notified of this change."


                                                 Form Approved by South Carolina

           Secretary of State 1/89

                                                      --------------------------
                                                              (stamp)
                                                            [ILLEGIBLE]
                                                            SEP 22 1997
                                                            [ILLEGIBLE]
                                                      --------------------------

                                                      --------------------------
                                                              (stamp)
                                                             Jim Miles
                                                         SECRETARY OF STATE
                                                               FILED
                                                            FEB 9 1995
                                                      AM                      PM
                                                      --------------------------
                                                      7|8|9|10|11|12|1|2|3|4|5|6
                                                      --------------------------

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                      NOTICE OF CHANGE OF REGISTERED OFFICE
                           OR REGISTERED AGENT OR BOTH
                               OF A SOUTH CAROLINA
                             OR FOREIGN CORPORATION


     Pursuant to Section ss.33-5-102 and 33-15-108 of the 1976 South Carolina Code, as amended, the undersigned corporation submits the following information.

1. The name of the corporation is LOAN PRO$, INC.

2. The corporation is (complete either a or b, whichever is applicable):

    a. a domestic corporation incorporated in South Carolina on 4/17/87; or
    b. a foreign corporation incorporated in (State) on (Date), and authorized to do business in South Carolina on 4/17/87.

3. The street address of the current registered office in South Carolina is 208 Garvin Street in the city of Pickens, South Carolina 29671.

4. If the current registered office is to be changed, the street address to which its registered office is to be changed is (Street & Number) in the city of South Carolina (Zip).

5. The name of the present registered agent is Keith B. Giddens.

6. If the current registered agent is to be changed, the name of the successor registered agent is David R. Vickers.

*I hereby consent to the appointment as registered agent of the corporation:

                              /s/ David R. Vickers
                       (signature of New Registered Agent)

7. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

8. Unless a delayed date is specified, this application will be effective upon acceptance for filing by the Secretary of State (See Section 33-1-230(b)):

Pursuant to Section ss.33-9-102(5) and 33-19-108(5), the written consent of the registered agent may be attached to this form.

9. Dated this 8th day of Feb., 1995.

                                                 LOAN PRO$, INC.
                                                       (Name of Corporation)

                                                 By:  /s/ J.P.C.
                                                 JPC/Chief Financial Officer
                                                 (Type or Print Name and Title)



                               FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. Filing Fee (payable to the Secretary of State at the time of filing the document) - $10.00

3. Pursuant to Section 33-5-102(b), the registered agent can file this form when the only change is changing the street address of the registered office. In this situation, the following statement should be typed on the form above the registered agent's signature: "The corporation has been notified of this change."


                                                 Form Approved by South Carolina
                                                 Secretary of State 1/89

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                              ARTICLES OF AMENDMENT


     Pursuant to Section 53-10-106 of the 1976 South Carolina Code, as amended, he undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.   The name of the corporation is THE LOAN PRO$, INC.

2. On September 30, 1991, the corporation adopted the following Amendment(s) of its Articles of Incorporation:
     (Type or attach the complete text of each Amendment)

Add the following to Article 4:

     THE LOAN PRO$, INC. is hereby authorized to issue up to 250,000 shares of Preferred Stock with the following rights and preferences:

     a)   Voting. Such shares shall be non-voting;

     b Dividends. Each shareholder shall be entitled to cumulative dividends of $.10 per share, which dividends shall be paid prior to and in preference over any distribution with respect to shares of common stock;

     c) Redemption. Such shares shall be redeemable at the option of the Corporation, in whole or in part, for $1.00 per share plus any unpaid and accrued dividends through the date of redemption; and

     d) Liquidation Preference. Such shares shall receive, upon liquidation or dissolution of the Corporation, $1.00 per share plus any accrued unpaid dividends through the date of liquidation or dissolution prior to and in preference over any distribution with respect to shares of common stock.

3. The manner, if not set forth in the amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert "not applicable" or "NA").

                                 Not Applicable.

4.   Complete either a or b, whichever is applicable.

     a. [x] Amendments adopted by shareholder action. At the date of the adoption of the amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and the vote of such shares was:

Voting      Number of       Number of      Number of        Number of Undisputed
Group       Outstanding     Votes          Votes            shares voted for
            Shares          Entitled       Represented      For       Against
                            to be cast     at meeting
              750             750            750            750


NOTE: Pursuant to Section 33-10-106(6)(i), the corporation can alternatively state the total number of undisputed shares cast for the amendment by each voting group together with a statement that the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group.

     b. [ ] The Amendment(s) was duly adopted by the incorporators or board of directors without shareholder approval pursuant to Sections 33-6-102(d), 33-10-102 and 33-10-105 of the 1976 South Carolina Code as amended, and shareholder action was not required.

5. Unless a delayed date is specified, the effective date of these Articles of Amendment shall be the date of acceptance for filing by the Secretary of State (SEE Section 33-1-230(b))


Date: 9/30/91                                THE LOAN PRO$, INC.
                                             (Name of Corporation)

                                        By:  /s/Ronald I. Long
                                             Ronald I. Long, President

FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. If the space in this form is insufficient, please attach additional sheets containing a reference to the appropriate paragraph in this form.

3. Filing fees and taxes payable to the Secretary of State at the time of filing application.

                    Filing Fee               $ 10.00
                    Filing tax                100.00
                    Total                    $110.00


                                                 Form Approved by South Carolina
                                                         Secretary of State 1/89

                               THE LOAN PRO$, INC.
                           ACTION BY UNANIMOUS CONSENT

     The undersigned, constituting the holders of all of the issued and outstanding shares of capital stock of THE LOAN PRO$, INC., hereby unanimously consent to and direct the following corporate action:

                                    AMENDMENT

     1. The Articles of Incorporation shall be amended to authorize the issuance of up to 250,000 shares of Preferred Stock with the following rights and preferences:

          a)   Voting. Such shares shall be non-voting;

          b Dividends. Each shareholder shall be entitled to cumulative dividends of $.10 per share, which dividends shall be paid prior to and in preference over any distribution with respect to shares of common stock;

          c) Redemption. Such shares shall be redeemable at the option of the Corporation, in whole or in part, for $1.00 per share plus any unpaid and accrued dividends through the date of redemption.

          d) Liquidation Preference. Such shares shall receive, upon liquidation or dissolution of the Corporation, $1.00 per share plus any accrued unpaid dividends through the date of liquidation or dissolution prior to and in preference over any distribution with respect to shares of common stock.

     2. The Corporation shall issue 100,000 shares of Preferred Stock to NR Financial Corporation, for consideration of $1.00 per share ($100,000) payable in cash or by conversion of existing indebtedness to that corporation of an equivalent amount.

     3. The Bylaws of the Corporation are amended to increase the number of Directors to three (3). The directors of the Corporation, to serve until their successors are duly elected are:

        Keith B. Giddens
        Ronald I. Long
        J. Phil Cox

     This action by Unanimous Consent shall be effective this 30 day of Sept., 1991.

                                        NR Financial Corporation

                                       By: /s/Keith B. Giddens
                                            Keith B. Giddens

                                        By: /s/Ronald I. Long
                                            Ronald I. Long

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                      NOTICE OF CHANGE OF REGISTERED OFFICE
                           OR REGISTERED AGENT OR BOTH
                               OF A SOUTH CAROLINA
                             OR FOREIGN CORPORATION


     Pursuant to Sections 33-5-102 and 33-15-108 of the 1976 South Carolina Code, as amended, the undersigned corporation submits the following information.

1. The name of the corporation is The Loan Pro$, Inc.

2. The corporation is (complete either a or b, whichever is applicable):

     a. a domestic corporation incorporated in South Carolina on 4/17/87; or b. a foreign corporation incorporated in _______ on _______, and authorized to do business in South Carolina on _________________.

3. The street address of the current registered office in South Carolina is 6432 J Two Notch Rd. in the city of Columbia, South Carolina 29223.

4. If the current registered office is to be changed, the street address to which its registered office is to be changed is SAME AS ABOVE in the city of _________ South Carolina.

5. The name of the present registered agent is Ron Long.

6. If the current registered agent is to be changed, the name of the successor registered agent is N/A.

    *I hereby consent to the appointment as registered agent of the corporation:

                                   /s/Ron Long
                                   (signature of New Registered Agent)

7. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

8. Unless a delayed date is specified, this application will be effective upon acceptance for filing by the Secretary of State (See Section 33-1-230(b)): upon receipt.

* Pursuant to Section 33-9-102(5) and 33-19-108(5), the written consent of the registered agent may be attached to this form.

9. Dated this 15 day of July, 1991.

                                        The Loan Pro$, Inc.
                                        (Name of Corporation)

                                        By: /s/Ron Long
                                            Ron Long, Mgr.


                               FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. Filing Fee (payable to the Secretary of State at the time of filing this document) - $10.00

3. Pursuant to Section 33-5-102(b), the registered agent can file this form when the only change is changing the street address of the registered office. In this situation, the following statement should be typed on the form above the registered agent's signature: "The corporation has been notified of this change."

                                                 Form Approved by South Carolina
                                                         Secretary of State 1/89

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE
                              ARTICLES OF AMENDMENT

                       To the Articles of Incorporation of

                              THE MONEY $TORE, INC.

                          (File this Form in Duplicate)


     Pursuant to Authority of Section 33-15-10 the South Carolina Code of 1976 as amended, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation.

1. The name of the Corporation is THE MONEY $TORE, INC.

2. The Registered Office of the Corporation is 6432 Two Notch Rd. in the City of Columbia, County of Richland and the State of South Carolina and the name of the Registered Agent at such address is Ronald I. Long.

(Complete item 3 or 4 whichever is relevant)

3. a. The following Amendment of the Articles of Incorporation was adopted by the shareholders of the Corporation on November 16, 1987.

                               (Text of Amendment)

Request to the State of South Carolina for approval to change our Corporate name from THE MONEY $TORE, INC. to THE LOAN PRO$, INC.

     b. At the date of adoption of the Amendment, the total number of all outstanding shares of the Corporation was 500. The total of such shares entitled to vote, and the vote of such shares was

         Total number of                Number of Shares Voted
         Shares Entitled
         to Vote                        For             Against

         500                            500

     c. At the date of adoption of the Amendment, the number of outstanding shares of each class entitled to vote as a class on the Amendment, and the vote of such shares was (if inapplicable, insert "none")

         Class             Number of Shares            Number of
                           Entitled to vote            shares voted
                                                       For    Against
         Common            500                         500


4. a. Prior to the organizational meeting the Corporation and with the
   consent    of the subscribers, the following Amendment was adopted by the
   Incorporator(s) on ___________

                               (Text of Amendment)

                                       N/A

     b. The number of withdrawals of subscribers, if such be the case is
     ________.

     c. The number of Incorporators are ______ and the number voting for the Amendment was _______ and the number voting against the Amendment was ____________.

5. The manner, if not set forth in the Amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert "no change")

                                    No change

(stamp)
                                         CERTIFIED TO BE A TRUE AND CORRECT COPY
                                           AS TAKEN FROM AND COMPARED WITH THE
                                             ORIGINAL ON FILE IN THIS OFFICE


                                                      SEP 22, 1997
                                            /s/Jim Miles
                                            ------------------------------------
                                            SECRETARY OF STATE OF SOUTH CAROLINA


                                                      --------------------------
                                                               (stamp)
                                                             Jim Miles
                                                           SECRETARY OF STATE


                                                                 FILED
                                                             JUN 02 1997
                                                      AM                     PM
                                                      --------------------------
                                                      7|8|9|10|11|12|1|2|3|4|5|6
                                                      --------------------------


                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                      NOTICE OF CHANGE OF REGISTERED OFFICE
                 OR REGISTERED AGENT OR BOTH OF A SOUTH CAROLINA
                             OR FOREIGN CORPORATION

     Pursuant to Sections 33-5-102 and 33-15-108 of the 1976 South Carolina code, as amended, the undersigned corporation submits the following information.

1.   The name of the corporation is The Loan Pros Inc.

2.   The corporation is (complete either a or b, whichever is applicable):

     a. [x] a domestic corporation incorporated in South Carolina on 2/9/95; or

     b.   [_]a foreign corporation incorporated in _____________ on
          _______________, and                        (State)
              (Date)

          authorized to do business in South Carolina on ________________.
                                                             (Date)


3. The Street address of the current registered office in South Carolina is 208 Garvin Street in the city of Pickens, South Carolina 29671

4. If the current registered office is to be changed, the street address to which its registered office is to be changed is 15 S. Main Street, Suite 750 in the city of Greenville , South Carolina 29601

5.   The name of the present registered agent is David R. Vickers.

6. If the current agent is to be changed, the name of the successor registered agent is Wade M. Hall.

     * I hereby consent to the appointment as registered agent of the corporation:


                                /s/Wade M. Hall
                      ------------------------------------
                      (Signature of New Registered Agent)

7. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

8. Unless a delayed date is specified, this application will be effective upon acceptance for filing by the Secretary of State.

* Pursuant to Sections 33-9-102(5) and 33-19-108(5), the written consent of the registered agent may be attached to this form.

9.   Dated this 27th day of May, 1997.


Date: 5/27/97                                  The Loan Pros Inc.
                                               (Name of Corporation)

                                               By:/s/Keith B. Giddens
                                                  ----------------------
                                                   Keith B. Giddens
                                                   Chief Executive Officer
                                               (Type or Print Name and Title)

                                                      --------------------------
                                                               (stamp)
                                                             Jim Miles
                                                           SECRETARY OF STATE

              DATE: JUN 29 1995
CERTIFIED TO BE A TRUE AND CORRECT COPY                          FILED
AS TAKEN FROM AND COMPARED WITH THE                          JUN 29 1995
ORIGINAL ON FILE IN THIS OFFICE
/s/Jim Miles                                          AM                     PM
----------------------------------------              --------------------------
SECRETARY OF STATE OF SOUTH CAROLINA                  7|8|9|10|11|12|1|2|3|4|5|6
                                                      --------------------------


                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                            ARTICLES OF INCORPORATION
                                       FOR
                       EMERGENT RESIDENTIAL MORTGAGE, INC.

1.   The name of the proposed corporation is Emergent Residential Mortgage, Inc.

2. The initial registered office of the corporation is 15 S. Main Street, Suite 750 Greenville, SC 29601 (Greenville County) and the initial registered agent at such address is Keith B. Giddens.

3. The corporation is authorized to issue a single class of shares, and the total number of shares authorized is 100,000.

4. The existence of the corporation shall begin when these articles are filed with the Secretary of State. [unless a delayed date is indicated (See ss.33-1-230(b)): ].

5. The optional provisions which the corporation elects to include in the articles of incorporation are as follows: (See ss.33-2-102 and the applicable comments thereto; and 35-2-105 and 35-2-221 of the 1976 South Carolina Code).

6. The name and address of each incorporator is as follows:

      Name                         Address                        Signature
      ----                         -------                        ---------

Keith B. Giddens            15 S. Main Street., Suite 750    /s/Keith B. Giddens
                                                             -------------------
Dennis Canupp               15 S. Main Street., Suite 750    /s/Dennis Canupp
                                                             -------------------
J.Phil Cox                  15 S. Main Street., Suite 750    /s/J.Phil Cox
                                                             -------------------
Kevin Mast                  15 S. Main Street., Suite 750    /s/Kevin Mast
                                                             -------------------

7. I, Cary H. Hall, Jr., an attorney licensed to practice in the State of South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements of Section 33-2-102 of the 1976 Code of Laws of South Carolina, as amended.


June 27, 1995
                                                /s/  Cary H. Hall, Jr.
                                          --------------------------------------
                                                     Cary H. Hall, Jr.
                                          Wyche, Burgess, Freeman & Parham, P.A.
                                          P.O. Box 728
                                          Greenville, SC 29602
                                          (803) 242-8200

                               FILING INSTRUCTIONS


1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. If the space in this form is insufficient, please attach additional sheets containing a reference to the appropriate paragraph in this form.

3.   Schedule of Fees - payable at the time of filing this document:

          Fee for filing Application - payable to Secretary of State     $ 10.00
          Filing Tax - payable to Secretary of State                     $100.00
          Minimum License Fee - payable to SC Tax Commission             $ 25.00

4. THIS FORM MUST BE ACCOMPANIED BY THE FIRST REPORT OF CORPORATIONS (See ss.12-19-20), AND A CHECK IN THE AMOUNT OF $25.00 PAYABLE TO THE SOUTH CAROLINA TAX COMMISSION.


                                                 Form Approved by South Carolina
                                                 Secretary of State 1/89

                                                      --------------------------
                                                               (stamp)
                                                             Jim Miles
                                                           SECRETARY OF STATE


                                                                 FILED
                                                             SEP 29 1995
                                                      AM                      PM
                                                      --------------------------
                                                      7|8|9|10|11|12|1|2|3|4|5|6
                                                      --------------------------



                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                              ARTICLES OF AMENDMENT


     Pursuant to Section 33-10-106 of the 1976 South Carolina Code, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.   The name of the corporation is Emergent Residential Mortgage, Inc.

2. On ______________________, the corporation adopted the following Amendment of its Articles of Incorporation:

          Article Number 1 of the Articles of Incorporation shall be deleted in its entirety and replaced with the following:

          The name of the corporation is Emergent Mortgage Corp.

3. The manner, if not set forth in the amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows: NA.

4.   Complete either a or b, whichever is applicable.

     a. [_] Amendment(s) adopted by shareholder action. At the date of adoption of the amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and the vote of such shares was:

             Number of          Number of                 Number of Votes          Number of Undisputed*
Voting       Outstanding        Votes Entitled            Represented at           Shares Voted
Group        Shares             to be Cast                the Meeting              For         Against
-------      -----------        --------------            ---------------          ---------------------
             1,000              1,000                     1,000                    1,000

*NOTE: Pursuant to Section 33-10-106(6)(i), the corporation can alternatively state the total number of undisputed shares cast for the amendment by each voting group together with a statement that the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group.

     b. [_] The Amendment(s) was duly adopted by the incorporators or board of directors without shareholder approval pursuant to ss.33-6-102(d), 33-10-102 and 33-10-105 of the 1976 South
               Carolina Code as amended, and shareholder action was not required.



                                         ---------------------------------------
                                                       (stamp)
                                         CERTIFIED TO BE A TRUE AND CORRECT COPY
                                           AS TAKEN FROM AND COMPARED WITH THE
                                             ORIGINAL ON FILE IN THIS OFFICE


                                                      SEP 29, 1995
                                                      /s/Jim Miles
                                            ------------------------------------
                                            SECRETARY OF STATE OF SOUTH CAROLINA

5. Unless a delayed date is specified, the effective date of these Articles of Amendment shall be the date of acceptance for filing by the Secretary of State.


Date: September 9, 1995                      Emergent Residential Mortgage, Inc.
                                                    (Name of corporation)

                                             By:  /s/  J.P. Cox
                                                -------------------------------
                                                 Chief Financial Officer


                               FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. If the space in this form is insufficient, please attach additional sheets containing a reference to the appropriate paragraph in this form.

3. Filing fees and taxes payable to the Secretary of State at the time of filing application.

             Filing Fee                               $ 10.00
             Filing tax                                100.00
             Total                                    $110.00



                                                 Form approved by South Carolina
                                                 Secretary of State 1/89

                                                      --------------------------
                                                               (stamp)
                                                             Jim Miles
                                                           SECRETARY OF STATE


              DATE: JUN 02 1997                                  FILED
CERTIFIED TO BE A TRUE AND CORRECT COPY                      JUN 02 1997
AS TAKEN FROM AND COMPARED WITH THE                   AM                      PM
ORIGINAL ON FILE IN THIS OFFICE                       --------------------------
/s/Jim Miles                                          7|8|9|10|11|12|1|2|3|4|5|6
----------------------------------------              --------------------------
SECRETARY OF STATE OF SOUTH CAROLINA


                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                      NOTICE OF CHANGE OF REGISTERED OFFICE
                  OR REGISTERED AGENT OR BOTH OF A SOUTH CAROLINA
                             OR FOREIGN CORPORATION

     Pursuant to Sections 33-5-102 and 33-15-108 of the 1976 South Carolina Code, as amended, the undersigned corporation submits the following information:

1.   The name of the corporation is Emergent Mortgage Corp.

2.   The corporation is (complete either a or b, whichever is applicable):

     a.   [X] a domestic corporation incorporated in South Carolina on 6/29/95;
              or

     b.   [_] a foreign corporation incorporated in _____________ on
              _______________, and                    (State)
                   (Date)
          authorized to do business in South Carolina on _____________.
                                                             (Date)

3. The street address of the current registered office in South Carolina is 15 S. Main Street, Suite 750 in the city of Greenville, 29601

4. If the current registered office is to be changed, the street address to which its registered office is to be changed is _________________________ in the city
                   (Street & Number)
     of Greenville, South Carolina 29601
                               (Zip Code)

5.   The name of the present registered agent is Keith B. Giddens.

6. If the current agent is to be changed, the name of the successor registered agent is Wade M. Hall.
     *I hereby consent to the appointment as registered agent of the corporation:


                                /s/Wade M. Hall
                      ------------------------------------
                       (Signature of New Registered Agent)

7. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

8. Unless a delayed date is specified, this application will be effective upon acceptance for filing by the Secretary of State.

* Pursuant to Sections 33-9-102(5) and 33-19-108(5), the written consent of the registered agent may be attached to this form.

9.   Dated this 27th day of May, 1997.


      Date:  5/27/97                            Emergent Mortgage Corp.
                                                 (Name of Corporation)

                                               By:/s/Keith B. Giddens
                                                  -----------------------------
                                                  Keith B. Giddens
                                                  Chief Executive Officer
                                               (Type or Print Name and Title)

                           -----------------------------------------------------
                                                   STAMP
                                            STATE OF LOUISIANA

                                     Office of the Secretary of State
                           I hereby certify that this is a true and correct copy
                             as taken from the orignal on file in this office

                                              /s/Fox McKelthan
                                               Fox McKelthan
                                            Secretary of State
                                              Dated: 7/8/96
                           -----------------------------------------------------

                            ARTICLES OF INCORPORATION OF

                     STERLING LENDING INSURANCE AGENCY, INC.


STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

     BE IT KNOWN, on this 5th day of July, 1996, personally came and appeared before me, the undersigned Notary Public, the subscriber hereto, of the full age of majority, who declared to me, in the presence of the undersigned competent witnesses, that, availing himself of the provisions of the Louisiana Business Corporation Law (Title 12, Chapter 1, Louisiana Revised Statutes of 1950 as may be codified and amended), he does hereby organize himself, his successors and assigns, into a Corporation in pursuance of that law, under and in accordance with the following articles of incorporation:

                                   ARTICLE I.

                                      NAME

     The name of the Corporation is STERLING LENDING INSURANCE AGENCY, INC.


                                   ARTICLE II.

                               OBJECT AND PURPOSE

     The object and purpose for which this Corporation is organized is to engage, either for its own account or the account of others, as either agent or principal, in any lawful activity for which Corporations may be formed under the provisions of the Louisiana Business Corporation Law (Title 12, Chapter 1, Louisiana Revised Statutes of 1950 as may be codified and amended); and to the extent not prohibited thereby to enter upon and to engage in any kind of business of any nature whatsoever in any other state of the United States of America, any foreign nation, and any territory of any country to the extent permitted by the laws of such other state, nation or territory. It shall have all such power as is not repugnant to law.

                                  ARTICLE III.

                               AUTHORIZED CAPITAL

     A. The total authorized capital stock of this Corporation is 10,000 shares, to be issued with No Par Value.

     B. The stock of this Corporation is common stock and consists of only one class.

     C. Without the necessity of action by the shareholder, shares of stock may be issued by the Corporation from time to time by the Board of Directors. Any and all shares so issued, if the consideration fixed for such shares is paid, shall be deemed fully paid stock, and not liable to any further call or assessment, and the holder of such shares shall not be liable for any further payment thereon. All or any part of the authorized capital stock may be issued or sold from time to time for not less than the par value, in the case of par value stock, or for not less than the consideration fixed by the Board of Directors, in the case of no par value stock. Stock may be given in exchange for cash, services rendered to the Corporation, or in exchange for property transferred to the Corporation. The capital stock of this Corporation shall be fully paid and nonassessable and when issued shall be represented by certificates signed by the president or by a vice president together with the signature of a secretary or a secretary-treasurer.

     D. Each holder of any of the shares of the capital stock of the Corporation shall be entitled to a preemptive right to purchase or to subscribe, in proportion to the number of shares he holds with respect to the number of shares outstanding, any or all of the following: (a) any newly authorized shares issued by reason of an increase in the authorized capital stock of the Corporation, whether the stock shall be issued for cash, property, or in exchange of any other lawful consideration; (b) treasury stock which has been issued and then reacquired by the Corporation; (c) stock authorized by the Corporation but as yet unissued; and (d) stock offered for sale to satisfy any option or conversion rights.

                                   ARTICLE IV.

                                    DIRECTORS

     A. The Board of Directors shall be charged with the management of all of the affairs of the Corporation and shall have authority to exercise, in addition to the powers and authority expressly conferred upon it, all such powers of the Corporation and all such other lawful acts and things which the Corporation or its shareholders might do, unless such acts or things are prohibited or directed or required to be exercised or done by the stockholders or officers of the Corporation, by applicable statute, or by the articles of incorporation, or by the bylaws, or by shareholders' agreement.

     B. Any director absent from a meeting of the board or any committee thereof, may be represented by any person who holds said absent director's proxy and said person may cast the absent director's vote.

                                   ARTICLE V.

                                  INCORPORATOR

     The name and address of the incorporator is as follows:

                                Patric J. Darvie
                                217 Charles Court
                                Slidell, LA 70458

                                   ARTICLE VI.

                          CAPITAL SURPLUS AND DIVIDENDS

   The Board of Directors shall have such power and authority with respect to capital, surplus and dividends, including allocation, increases, reduction, utilization, distribution and payment as is permitted and provided in Sections 61, 62, and 63 of the Louisiana Business Corporation Law or other applicable law.


                                  ARTICLE VII.

                        PURCHASE AND REDEMPTION OF SHARES

     The Corporation may purchase or redeem its own shares of stock in the manner and on the conditions permitted and provided in Section 55 of the Business Corporation Law or other applicable law, and as may, be authorized by the Board of Directors; and shares so purchased may be reissued and disposed of as authorized by law, or may be canceled and the capital stock reduced, as the Board of Directors may, from time to time, determine, in accordance with law.


                                  ARTICLE VIII.

                        REVERSION OF UNCLAIMED DIVIDENDS,
                     RECLASSIFIED STOCK OR REDEMPTION PRICE

     Cash, property or share dividends, shares issuable to shareholders in connection with a reclassification of stock, and the redemption price of redeemed shares, which are not claimed by the shareholders entitled thereto within ninety (90) days after the dividend or redemption price became payable or the shares became issuable, despite reasonable efforts by the Corporation to pay the dividend or redemption price or to deliver the certificates for the shares to such shareholders within such time, shall: at the expiration of such time, revert to full ownership to the Corporation, and the Corporation's obligation to pay such dividend or redemption price or issue such shares, as the case may be, shall thereupon cease; provided that the Board of Directors may, at any time, for any reason satisfactory to it, but need not, authorize (a) payment of the amount of any cash or property dividend or redemption price or (b) issuance of any shares, ownership of which has reverted to the Corporation, to the entity who or which would be entitled thereto had such reversion not occurred.

                                   ARTICLE IX.

                CONVERTIBLE SECURITIES AND STOCK PURCHASE RIGHTS

     The Corporation may issue convertible securities and rights to convert shares and obligations of the Corporation into shares of any authorized class of stock, and the right or option to purchase shares of any authorized class of stock, in the manner or on the conditions permitted and provided in Section 56 of the Business Corporation Law or other applicable law, and as may be authorized by the Board of Directors.

                                   ARTICLE X.

                     AMENDMENTS TO ARTICLES OF INCORPORATION

   Any amendment for which a larger vote is not specifically made mandatory by the Louisiana Business Corporation Law may be made by a majority of the voting power present of the shareholders entitled to vote under these articles, including an increase or reduction of capital stock. In addition, if an amendment adversely affects the rights of any class or classes of shareholders, a majority of the voting power present of that class or classes shall be required, whether or not that class is entitled to vote.

                                   ARTICLE XI.

                     VOTING OF SHAREHOLDERS AND BONDHOLDERS

   Any corporate action requiring the vote of shareholders, or of bondholders if bonds are issued having any voting rights, including specifically, but not by way of limitation, adoption and approval of amendments to the articles, approval of merger and consolidation agreements, authorization of voluntary disposition of all or substantially all of the corporate assets, and removal of a member of the Board of Directors, may be authorized by consent in writing signed by the shareholders having that proportion of the total voting power which would be required to authorize and constitute such action at a meeting of such shareholders or bondholders.

                                  ARTICLE XII.

                        SALE AND OTHER TRANSFERS OF STOCK

      A. No stock in this Corporation shall be transferred unless the stock shall have been first offered for sale to the Corporation, and, if the Corporation shall fail or refuse to accept the offer, to each of the other stockholders of this Corporation. The offeree shall have an option to purchase the stock to be transferred at the same price and on the same terms and conditions as the offeror shall have been offered by a third person at arm's length, acting in good faith. If the price, or any part of the price, offered by a third person at arm's length for the purchase of the stock is not in the form of cash, then the Corporation, and if the Corporation shall fail or refuse to accept the offer, the other stockholders of this Corporation, shall have the right to purchase the stock for the book value of the stock. The book value of the stock shall be determined in good faith by the Corporation and shall be determined in the sole discretion of the Corporation; provided that the book value of the stock shall be determined as of the end of the most recently ended fiscal year. The determination of book value made in accordance with this Article shall be final and binding on the Corporation and the shareholders of this Corporation.

     The offer shall be in writing and shall set forth the price and terms on which the stock is offered. It shall be sent by registered or certified mail to the President and Secretary of the Corporation and to each stockholder at the business address listed on the Corporation books. The right to transfer stock shall not exist until the Corporation and all existing stockholders either refuse in writing the offer so made, or waive the requirement of an offer in writing, or until they fail for a period of thirty (30) days after mailing of the written offer to accept it by compliance with the terms therein set forth. Regulations as to the formalities and procedures to be followed in effecting the transfer may be prescribed in the bylaws of the Corporation.

     B. Should the Corporation be unable or unwilling for any reason to exercise its option as granted above, the option may be exercised by such stockholders as desire to exercise it, in the proportions in which these stockholders hold stock in the Corporation.

     C. The provisions of this article shall not apply to a transfer on death or a gift of the stock of a stockholder to his spouse or lineal descendants. With these exceptions, however, no sale, mortgage, pledge, conveyance, transfer, seizure, donation, sale under legal process or attachment, or by virtue of any pledge or hypothecation, and no other disposal of stock of any nature whatsoever shall have any effect as relates to the Corporation or its stockholders, nor shall it be valid in any fashion, until the option period provided above shall have expired.

                                  ARTICLE XIII.

                             LIMITATION OF LIABILITY

     The incorporators, officers, and directors of this Corporation claim the benefits of limitation of liability provided in the Louisiana Business Corporation Law, including, but not limited to, the limitation of liability provided in La. R.S. 12:24(c) to the fullest extent allowed by law as fully and completely as though the provisions were set forth in these Articles.

                                  ARTICLE XIV.

                         CUMULATIVE VOTING FOR DIRECTORS

     The number of directors of this Corporation shall be three (3), who shall be elected annually. At all elections of directors, whether at annual meetings or special meetings of the shareholders, each shareholder shall be entitled to as many votes as shall equal the number of his or her shares of stock multiplied by the number of directors to be elected; and he or she shall cast all of such votes for one, two, or more directors nominated by him or her, which right shall be termed cumulative voting; provided that any vacancy occurring in the Board of Directors, caused by death, resignation, or other act of a director, shall be filled by the vote of the holders of the shares held by the stockholders of this Corporation who nominated him or her, at a special meeting called for that purpose, and such successor-director shall hold office for the balance of the annual term of his or her predecessor.

     THUS DONE AND SIGNED at my office in the parish and state aforesaid, on the day, month and year set forth above, in the presence of the undersigned competent witnesses and me, Notary, after due reading of the whole.


WITNESSES:                                      INCORPORATOR:

/s/Tim Clark                                    /s/Patric J. Darvie
------------------------                        ------------------------------
                                                Patric J. Darvie, Incorporator



/s/Tuesday S. Mills
------------------------


                         /s/W. David Mancuso
                         -------------------------------
                         W. David Mancuso, Notary Public

                                 INITIAL REPORT

                                       OF

                     STERLING LENDING INSURANCE AGENCY, INC.



Secretary of State

State of Louisiana

Baton Rouge, Louisiana


     Complying with Louisiana Revised Statutes 12:101, this Corporation hereby makes its initial corporate report as follows:



1.     Registered Office                          217 Charles Court
                                                  Slidell, LA  70458


2.     Name and Address of
       Registered Agent:                          Patric J. Darvie
                                                  217 Charles Court
                                                  Slidell, LA  70458


3.    Names and Addresses
      of first Directors:                         Patric J. Darvie
                                                  217 Charles Court
                                                  Slidell, LA  70458

                                                  W. Roger Clark, Sr.
                                                  424 Woodleigh Drive
                                                  Baton Rouge, LA  70810

                                                  Slater W. Swartwood
                                                  13 Ridgemere Trace
                                                  Atlanta GA  30328

     Dated at Baton Rouge, Louisiana, on the 5th day of July, 1996.


                                                        INCORPORATOR:

                                                        /s/Patric J. Darvie
                                                        ------------------------
                                                        Patric J. Darvie

                     AFFIDAVIT OF ACCEPTANCE OF APPOINTMENT
                         BY DESIGNATED REGISTERED AGENT
                                 ACT 769 OF 1987



To the State Corporation Department
State of Louisiana


STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE


     On this 5th day of July, 1996, before me, a Notary Public in and for the State and Parish aforesaid, personally came and appeared PATRIC J. DARVIE, who is to me known to be the person, and who, being duly sworn, acknowledged to me that he does hereby accept appointment as the Registered Agent of STERLING LENDING INSURANCE AGENCY, INC., which is a Corporation authorized to transact business in the State of Louisiana pursuant to the provisions of the title 12, Chapter 1, 2 and 3.


                                              /s/Patric J. Darvie
                                              ----------------------------------
                                              Patric J. Darvie, Registered Agent






Subscribed and sworn to before
me on the day, month, and year
first above set forth.

/s/W. David Mancuso
--------------------------------
W. David Mancuso, Notary Public

                                                      --------------------------
                                                                (stamp)
                                                               Jim Miles
                                                          SECRETARY OF STATE
                                                                 FILED

                                                              MAY 30 1995

                                                      AM                      PM
                                                      7|8|9|10|11|12|1|2|3|4|5|6
                                                      --------------------------


                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                            ARTICLES OF INCORPORATION
                                       FOR
                       EMERGENT COMMERCIAL MORTGAGE, INC.

1.   The name of the proposed corporation is Emergent Commercial Mortgage, Inc.

2. The initial registered office of the corporation is 15 S. Main Street, Suite 750 Greenville, SC 29601 (Greenville County) and the initial registered agent at such address is Keith B. Giddens.

3. The corporation is authorized to issue a single class of shares, and the total number of shares authorized is 100,000.

4. The existence of the corporation shall begin when these articles are filed with the Secretary of State. [unless a delayed date is indicated (See
     Section 33-1-230(b)):    ].

5. The optional provisions which the corporation elects to include in the articles of incorporation are as follows: (See Section 33-2-102 and the applicable comments thereto; and 35-2-105 and 35-2-221 of the 1976 South Carolina Code).

6.   The name and address of each incorporator is as follows:

     Name                    Address                       Signature
     ----                    -------                       ---------
Keith B. Giddens       15 S. Main St., Suite 750     /s/ Keith B. Giddens
                                                     ------------------------
John A. Bickley        15 S. Main St., Suite 750     /s/ John A. Bickley
                                                     ------------------------
Kevin J. Mast          15 S. Main St., Suite 750     /s/  Kevin J. Mast
                                                     ------------------------

7. I, Cary H. Hall, Jr., an attorney licensed to practice in the State of South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements of Section 33-2-102 of the 1976 Code of Laws of South Carolina, as amended.

May 25, 1995                              /s/Cary H. Hall, Jr.
                                          --------------------------------------
                                          Wyche, Burgess, Freeman & Parham, P.A.
                                          P.O. Box 728
                                          Greenville, SC  29602
                                          (803) 242-3131

                 DATE: MAY 30 1995
CERTIFIED TO BE A TRUE AND CORRECT COPY
AS TAKEN FROM AND COMPARED WITH THE
ORIGINAL ON FILE IN THIS OFFICE
/s/ Jim Miles
----------------------
SECRETARY OF STATE OF SOUTH CAROLINA

                               FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. If the space in this form is insufficient, please attach additional sheets containing a reference to the appropriate paragraph in this form.

3.   Schedule of Fees - payable at the time of filing this document:

          Fee for filing Application - payable to Secretary of State     $ 10.00
          Filing Tax - payable to Secretary of State                     $100.00
          Minimum License Fee - payable to SC Tax Commission             $ 25.00

4.   THIS FORM MUST BE ACCOMPANIED BY THE FIRST REPORT OF CORPORATIONS (See
     Section 12-19-20), AND A CHECK IN THE AMOUNT OF $25.00 PAYABLE TO THE SOUTH CAROLINA TAX COMMISSION.


                                                 Form Approved by South Carolina

                                                         Secretary of State 1/89

--------------------------
          (stamp)
         Jim Miles
    SECRETARY OF STATE
           FILED

        APR 09 1995

AM                      PM
7|8|9|10|11|12|1|2|3|4|5|6
--------------------------

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                          APPLICATION FOR REINSTATEMENT
                           OF A CORPORATION DISSOLVED
                            BY ADMINISTRATIVE ACTION


     Pursuant to Section 33-14-220 of the 1976 South Carolina Code, as amended, the undersigned hereby applies to the Secretary of State for reinstatement of a corporation dissolved by administrative action and for that purpose, submits the following information:

1.   The name of the corporation is: EMERGENT COMMERCIAL MORTGAGE, INC.

2.   Complete either a or b, whichever is applicable:

         a.    [_]  Grounds for administrative dissolution did not exist,

         b.    (X)  The grounds for administrative dissolution, which were:
                    FAILURE TO FILE A 1995 INCOME TAX RETURN AND ANNUAL REPORT have now been eliminated.

3.   The corporation's name satisfies the requirements of Section 33-4-101.


DATE:  APRIL 3, 1997                          EMERGENT COMMERCIAL MORTGAGE, INC.
                                                     (Name of Corporation)
                                           By:/s/Keith Giddens)
                                              ---------------------
                                                    (Signature)

                                                 Keith Giddens, CEO
                                             (Type or Print Name and Office


                                         ---------------------------------------
                                                       (stamp)
                                         CERTIFIED TO BE A TRUE AND CORRECT COPY
                                           AS TAKEN FROM AND COMPARED WITH THE
                                             ORIGINAL ON FILE IN THIS OFFICE


                                                      APR 09, 1997
                                            /s/Jim Miles
                                            ------------------------------------
                                            SECRETARY OF STATE OF SOUTH CAROLINA
                                         ---------------------------------------


                               FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. Filing Fee (Payable to the Secretary of state at the time of filing this application) - $25.00.

3. THIS APPLICATION MUST BE FILED WITHIN TWO YEARS AFTER THE EFFECTIVE DATE OF THE CORPORATION'S DISSOLUTION BY ADMINISTRATIVE ACTION AND MUST BE ACCOMPANIED BY A CERTIFICATE FROM THE SOUTH CAROLINA TAX COMMISSION RECITING THAT ALL STATE TAXES OWED BY THE CORPORATION HAVE BEEN PAID.

MAIL TO:
Secretary of State
Capital Complex
1205 Pendleton St  Ste 525                       Form Approved by South Carolina
Columbia, SC  29201                              Secretary of State 1/89

---------------------------------------               --------------------------
              (stamp)                                           (stamp)
CERTIFIED TO BE A TRUE AND CORRECT COPY                        Jim Miles
  AS TAKEN FROM AND COMPARED WITH THE                     SECRETARY OF STATE
    ORIGINAL ON FILE IN THIS OFFICE                              FILED

                                                              JUN 02 1997
             JUN 02 1997

   /s/Jim Miles                                       AM                      PM
   ------------------------------------               7|8|9|10|11|12|1|2|3|4|5|6
   SECRETARY OF STATE OF SOUTH CAROLINA               --------------------------
---------------------------------------




                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                      NOTICE OF CHANGE OF REGISTERED OFFICE
                 OR REGISTERED AGENT OR BOTH OF A SOUTH CAROLINA
                             OR FOREIGN CORPORATION

     Pursuant to Section 33-5-102 and 33-15-108 of the 1976 South Carolina Code, as amended, the undersigned corporation submits the following information.

1.   The name of the corporation is Emergent Commercial Mortgage, Inc.

2.   The corporation is (complete either a or b, whichever is applicable):

     a. [X] a domestic corporation incorporated in South Carolina on May 30, 1995; or

     b. [_] a foreign corporation incorporated in (State) on (Date), and authorized to do business in South Carolina on (Date).

3.   The street address of the current registered office in South Carolina is 15
     S. Main Street, Suite 750 in the city of Greenville, South Carolina 29601.

4. If the current registered office is to be changed, the street address to which its registered office is to be changed is (Street and Number) in the city of _____________________, South Carolina (Zip Code).

5.   The name of the present registered agent is Keith B. Giddens.

6. If the current agent is to be changed, the name of the successor registered agent is Wade M. Hall.

     * I hereby consent to the appointment as registered agent of the corporation:
                                /s/Wade M. Hall
                                ---------------
                       (signature of New Registered Agent)

7. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

8. Unless a delayed date is specified, this application will be effective upon acceptance for filing by the Secretary of State.

* Pursuant to Sections 33-5-102(5) and 33-15-108(5), the written consent of the registered agent may be attached to this form.

9.   Dated this 27th day of May, 1997.


Date:  5/27/97                                Emergent Business Capital Inc.
                                                   (Name of Corporation)

                                               By:/s/Keith B. Giddens
                                                     Keith B. Giddens
                                                  Chief Executive Officer
                                              (Type or Print Name and Title)

                               FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. Filing Fee (payable to the Secretary of State at the time of filing the document) - $10.00

3. Pursuant to Section 33-5-102(b), the registered agent can file this form when the only change is changing the street address of the registered office. In this situation, the following statement should be typed on the form above the registered agent's signature: "The corporation has been notified of this change."


                                                 Form Approved by South Carolina
                                                 Secretary of State  1/90

                                                     --------------------------
                                                               (stamp)
                                                              Jim Miles
                                                         SECRETARY OF STATE
                                                                FILED

                                                             DEC 17, 1991


                                                     AM                      PM
                                                     7|8|9|10|11|12|1|2|3|4|5|6
                                                     --------------------------

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                            ARTICLES OF INCORPORATION
                                       FOR
                         Carolina Business Capital, Inc.

1.   The name of the proposed corporation is Carolina Business Capital, Inc.

2. The initial registered office of the corporation is 208 Garvin St., Pickens, Pickens County and the initial registered agent at such address is Keith B. Giddens.

3. The corporation is authorized to issue a single class of shares, and the total number of shares authorized is 100,000.

4. The existence of the corporation shall begin when these articles are filed with the Secretary of State.

5.   The name and address of each incorporator is as follows:

   Name                         Address                           Signature
   ----                         -------                           ---------
Judith L. Syck              44 E. Camperdown Way              /s/Judith L. Syck
                            Post Office Box 728               ------------------
                            Greenville, SC  29602

6. I, Cary H. Hall, Jr., an attorney licensed to practice in the State of South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements of Chapter 2, Title 33 of the 1976 South Carolina Code relating to the articles of incorporation.

December 16, 1991                        /s/Cary H. Hall, Jr.
                                         Wyche, Burgess, Freeman & Parham, P.A.
                                         P.O. Box 728
                                         Greenville, SC  29602
                                         (803) 242-3131

                                         ---------------------------------------
                                                     (stamp)
                                                      DATE:  DEC 17 1991
                                         CERTIFIED TO BE A TRUE AND CORRECT COPY
                                         AS TAKEN FROM AND COMPARED WITH THE
                                         ORIGINAL ON FILE IN THIS OFFICE
                                                  /s/ Jim Miles
                                                  ----------------
                                         SECRETARY OF STATE OF SOUTH CAROLINA
                                         ---------------------------------------

                               FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. If the space in this form is insufficient, please attach additional sheets containing a reference to the appropriate paragraph in this form.

3.   Schedule of Fees - payable at the time of filing this document:

          Fee for filing Application - payable to Secretary of State     $ 10.00
          Filing Tax - payable to Secretary of State                     $100.00
          Minimum License Fee - payable to SC Tax Commission             $ 25.00

4.   THIS FORM MUST BE ACCOMPANIED BY THE FIRST REPORT OF CORPORATIONS (See
     Section 12-19-20), AND A CHECK IN THE AMOUNT OF $25.00 PAYABLE TO THE SOUTH CAROLINA TAX COMMISSION.









                                                                Form Approved by
South Carolina
                                                              Secretary of State

1/89

--------------------------
          (stamp)
         Jim Miles
    SECRETARY OF STATE
           FILED

        DEC 17, 1991


AM                      PM
7|8|9|10|11|12|1|2|3|4|5|6
--------------------------


                            STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                              ARTICLES OF AMENDMENT
                                                                 (stamp)
                                                           92-003834/92-003834
                                                               04:24:20 004
                                                         03-13-92  PMT:  $110.00


     Pursuant to Section 33-10-106 of the 1976 South Carolina Code, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.   The name of the corporation is: Carolina Business Capital


2. On March 11, 1992, the corporation adopted the following Amendment(s) of its Articles of Incorporation: (Type or attach the complete text of Each Amendment)

          Amend Article 1:  The name of the corporation is
                            Emergent Business Capital, Inc.

3. The manner, if not set forth in the amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert "not applicable" or "NA").

                                N/A

4.   Complete either a or b, whichever is applicable:

         a.    (X)  Amendment(s) adopted by shareholder action.
               At the date of adoption of the amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and the vote of such shares was:


                                            Number of             Number of Votes      Number of Undisputed*
Voting                 Number of            Votes Entitled        Represented at       Shares Voted
Group                  Outstanding Shares   to be Cast            the Meeting          For      Against
-----                  ------------------   ----------            -----------          ----------------
                       10,000               10,000                10,000               10,000

*NOTE: Pursuant to Section 33-10-106(6)(i), the corporation can alternatively state the total number of undisputed shares cast for the amendment by each voting group together with a statement that the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group.

     b. [_] The Amendment(s) was duly adopted by the incorporators or board of directors without shareholder approval pursuant to Section 33-6-102(d), 33-10-102 and 33-10-105 of the 1976 South Carolina
               Code as amended, and shareholder action was not required.

5. The effective date of these Articles of Amendment shall be the date of acceptance for filing by the Secretary of State.

Date:  March 11, 1992

---------------------------------------
                 (stamp)                         Carolina Business Capital, Inc.
            DATE: MAR 16 1992                         (Name of Corporation)
CERTIFIED TO BE A TRUE AND CORRECT COPY            By: /s/Keith Giddens
 AS TAKEN FROM AND COMPARED WITH THE                   -------------------------
  ORIGINAL ON FILE IN THIS OFFICE                      Keith B. Giddens,
            /s/Jim Miles                               Chief Executive Officer
---------------------------------------
SECRETARY OF STATE OF SOUTH CAROLINA

---------------------------------------               --------------------------
              (stamp)                                           (stamp)
CERTIFIED TO BE A TRUE AND CORRECT COPY                        Jim Miles
  AS TAKEN FROM AND COMPARED WITH THE                     SECRETARY OF STATE
    ORIGINAL ON FILE IN THIS OFFICE                              FILED
             /s/Jim Miles                                     JAN 26 1995
   ------------------------------------               AM                      PM
   SECRETARY OF STATE OF SOUTH CAROLINA               7|8|9|10|11|12|1|2|3|4|5|6
---------------------------------------               --------------------------


                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                      NOTICE OF CHANGE OF REGISTERED OFFICE
                 OR REGISTERED AGENT OR BOTH OF A SOUTH CAROLINA
                             OR FOREIGN CORPORATION

     Pursuant to Sections 33-5-102 and 33-15-108 of the 1976 South Carolina Code, as amended, the undersigned corporation submits the following information.

1.   The name of the corporation is Emergent Business Capital, Inc.

2.   The corporation is (complete either a or b, whichever is applicable):

     a. [X] a domestic corporation incorporated in South Carolina on December 17, 1991; or

     b. [_] a foreign corporation incorporated in (State) on (Date), and authorized to do business in South Carolina on (Date).

3. The street address of the current registered office in South Carolina is 15 South Main Street, Suite 750 in the city of Greenville, South Carolina 29601.

4. If the current registered office is to be changed, the street address to which its registered office is to be changed is 15 S. Main Street, Suite 750 in the city of Greenville, South Carolina 29601.

5.   The name of the present registered agent is Keith Giddens.

6. If the current agent is to be changed, the name of the successor registered agent is Kevin Mast.

     * I hereby consent to the appointment as registered agent of the corporation:


                            /s/Kevin Mast
                            -------------
                 (signature of New Registered Agent)

7. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

8. Unless a delayed date is specified, this application will be effective upon acceptance for filing by the Secretary of State (See Section 33-1-230(b)):
     _______________________

* Pursuant to Sections 33-5-102(5) and 33-15-108(5), the written consent of the registered agent may be attached to this form.

9. Dated this 24th day of January, 1995.

Date:  1/24/95                           Emergent Business Capital, Inc.
                                         (Name of Corporation)

                                         By:/s/Keith B. Giddens)
                                            ------------------------
                                               KEITH B. GIDDENS
                                         (Type or Print Name and Title)

                               FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. Filing Fee (payable to the Secretary of State at the time of filing the document) - $10.00

3. Pursuant to Section 33-5-102(b), the registered agent can file this form when the only change is changing the street address of the registered office. In this situation, the following statement should be typed on the form above the registered agent's signature: "The corporation has been notified of this change."

                                                 Form Approved by South Carolina
                                                 Secretary of State  1/90

---------------------------------------                -------------------------
CERTIFIED TO BE A TRUE AND CORRECT COPY                        (stamp)
AS TAKEN FROM AND COMPARED WITH THE                           Jim Miles
ORIGINAL ON FILE IN THIS OFFICE                           SECRETARY OF STATE

        JUN 02  1997                                             FILED
                                                               JUN 2 1997
         /s/ Jim Miles                                 AM                    PM
         ----------------                              7|8|9|10|11|12|1|2|3|4|6|
SECRETARY OF STATE OF SOUTH CAROLINA                   -------------------------
---------------------------------------

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                      NOTICE OF CHANGE OF REGISTERED OFFICE
                 OR REGISTERED AGENT OR BOTH OF A SOUTH CAROLINA
                             OR FOREIGN CORPORATION

     Pursuant to Sections 33-5-102 and 33-15-108 of the 1976 South Carolina Code, as amended, the undersigned corporation submits the following information.

1.   The name of the corporation is Emergent Business Capital, Inc.

2.   The corporation is (complete either a or b, whichever is applicable):

     a. [X] a domestic corporation incorporated in South Carolina on December 17, 1991; or

     b. [_] a foreign corporation incorporated in (State) on (Date), and authorized to do business in South Carolina on (Date).

3.   The street address of the current registered office in South Carolina is 15
     S. Main Street, Suite 750 in the city of Greenville, South Carolina 29601.

4. If the current registered office is to be changed, the street address to which its registered office is to be changed is (Street & Number) in the city of , South Carolina (Zip Code).

5.   The name of the present registered agent is Kevin Mast.

6. If the current agent is to be changed, the name of the successor registered agent is Wade M. Hall.
     * I hereby consent to the appointment as registered agent of the corporation:

                                /s/ Wade M. Hall
                                -----------------
                       (signature of New Registered Agent)

7. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

8. Unless a delayed date is specified, this application will be effective upon acceptance for filing by the Secretary of State .

* Pursuant to Sections 33-9-102(5) and 33-19-108(5), the written consent of the registered agent may be attached to this form.

9.   Dated this 27th day of May, 1997.


Date:  5/27/97                                  Emergent Business Capital, Inc.
                                                (Name of Corporation)

                                                By:/s/Keith B. Giddens
                                                   ---------------------
                                                Keith B. Giddens
                                                Chief Executive Officer
                                                (Type or Print Name and Title)

                               FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. Filing Fee (payable to the Secretary of State at the time of filing the document - $10.00

3. Pursuant to Section 33-5-102(b), the registered agent can file this form when the only change is changing the street address of the registered office. In this situation, the following statement should be typed on the form above the registered agent's signature; "The corporation has been notified of this change."



                                                 Form Approved by South Carolina
                                                 Secretary of State  1/90

---------------------------------------                   ----------------------
CERTIFIED TO BE A TRUE AND CORRECT COPY                          (stamp)
AS TAKEN FROM AND COMPARED WITH THE                             Jim Miles
ORIGINAL ON FILE IN THIS OFFICE                             SECRETARY OF STATE

        MAY 22  1996                                              FILED
                                                                MAY 22 1996
         /s/ Jim Miles                                            3 PM
         ----------------                                 ----------------------
SECRETARY OF STATE OF SOUTH CAROLINA
---------------------------------------

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                            ARTICLES OF INCORPORATION
                                       FOR
                            EMERGENT FINANCIAL CORP.


1. The name of the proposed corporation is Emergent Financial Corp. STREET ADDRESS - 15 South Main Street, Greenville, SC 29601.

2. The initial registered office of the corporation is Post Office Box 17526, Greenville, Greenville County, South Carolina 29606 [include county] and the initial registered agent at such address is Kevin Mast [Street address
     - 15 South Main Street, Suite 750 (29601)].

3. The corporation is authorized to issue a single class of shares, and the total number of shares authorized is 100,000.

4. The existence of the corporation shall begin when these articles are filed with the Secretary of State.

5. The optional provisions which the corporation elects to include in the articles of incorporation are as follows: NONE

6.   The name and address of each incorporator is as follows:

   Name                         Address                           Signature
   ----                         -------                           ---------

Kevin Mast                  Post Office Box 17526             /s/Kevin Mast
                            Greenville, SC  29606             ------------------

Nancy Dupler                Post Office Box 728               /s/Nancy Dupler
                            Greenville, SC  29602             ------------------

7. I, Cary H. Hall, Jr., an attorney licensed to practice in the State of South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements of Section 33-2-102 of the 1976 Code of Laws of South Carolina, as amended.



May 14, 1996                             /s/Cary H. Hall, Jr.
                                         ---------------------------------------
                                         Cary H. Hall, Jr.
                                         Wyche, Burgess, Freeman & Parham, P.A.
                                         P.O. Box 728
                                         Greenville, SC  29602
                                         (803) 242-8255

---------------------------------------                   ----------------------
CERTIFIED TO BE A TRUE AND CORRECT COPY                          (stamp)
AS TAKEN FROM AND COMPARED WITH THE                             Jim Miles
ORIGINAL ON FILE IN THIS OFFICE                             SECRETARY OF STATE

        JUN 02  1997                                              FILED
                                                                JUN 2 1997
         /s/ Jim Miles                                             4 PM
         ----------------                                 ----------------------
SECRETARY OF STATE OF SOUTH CAROLINA
---------------------------------------

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                      NOTICE OF CHANGE OF REGISTERED OFFICE
                 OR REGISTERED AGENT OR BOTH OF A SOUTH CAROLINA
                             OR FOREIGN CORPORATION


     Pursuant to Sections 33-5-102 and 33-15-108 of the 1976 South Carolina Code, as amended, the undersigned corporation submits the following information.

1.   The name of the corporation is Emergent Financial Corp.

2.   The corporation is (complete either a or b, whichever is applicable):

          a. [X] a domestic corporation incorporated in South Carolina on 5/22/96; or

          b. [_] a foreign corporation incorporated in (State) on (Date), and authorized to do business in South Carolina on (Date).

3.   The street address of the current registered office in South Carolina is 15
     S. Main Street, Suite 750 in the city of Greenville, South Carolina 29601.

4. If the current registered office is to be changed, the street address to which its registered office is to be changed is (Street & Number) in the city of , South Carolina (Zip Code).

5.   The name of the present registered agent is Kevin Mast.

6. If the current agent is to be changed, the name of the successor registered agent is Wade M. Hall.
     * I hereby consent to the appointment as registered agent of the corporation:


                                /s/Wade M. Hall)
                                ----------------
                       (signature of New Registered Agent)

7. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

8. Unless a delayed date is specified, this application will be effective upon acceptance for filing by the Secretary of State .

* Pursuant to Sections 33-9-102(5) and 33-19-108(5), the written consent of the registered agent may be attached to this form.

9.   Dated this 27th day of May, 1997.

Date:  5/27/97                                    Emergent Financial Corp..
                                                    (Name of Corporation)

                                                  By: /s/Keith B. Giddens
                                                  ------------------------
                                                     Keith B. Giddens
                                                    Chief Executive Officer
                                                 (Type or Print Name and Title)

                               FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. Filing Fee (payable to the Secretary of State at the time of filing the document) - $10.00

3. Pursuant to Section 33-5-102(b), the registered agent can file this form when the only change is changing the street address of the registered office. In this situation, the following statement should be typed on the form above the registered agent's signature: "The corporation has been notified of this change."


                                                 Form Approved by South Carolina
                                                 Secretary of State  1/90

------------------
     (stamp)
    Jim Miles
SECRETARY OF STATE

      FILED
   APR 30 1991
     2:30 PM
------------------


                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                            ARTICLES OF INCORPORATION

1.   The name of the proposed corporation is Carolina Investors Corporation.

2. The initial registered office of the corporation is 208 Garvin Street, Pickens, Pickens County 29671 and the initial registered agent at such address is Keith Giddens.

3. The corporation is authorized to issue shares of stock as follows: Complete a or b, whichever is applicable:

     a. [X] If the corporation is authorized to issue a single class of shares, the total number of shares authorized is 100,000.

     b. [_] The corporation is authorized to issue more than one class of shares:

Class of Shares                                 Authorized No. of Each Class


---------------------------                    ---------------------------------

---------------------------                    ---------------------------------

---------------------------                    ---------------------------------


     The relative rights, preferences, and limitations of the shares of each class, and of each series within a class, are as follows: N/A

4. The existence of the corporation shall begin when these articles are filed with the Secretary of State unless a delayed date is indicated (See Section 33-1-230(b)): Tuesday, April 30, 1991, at 2:00 p.m.

5. The optional provisions which the corporation elects to include in the articles of incorporation are as follows: See

                                       ---------------------------------------
                                                      (stamp)
                                       CERTIFIED TO BE A TRUE AND CORRECT COPY
                                         AS TAKEN FROM AND COMPARED WITH THE
                                           ORIGINAL ON FILE IN THIS OFFICE

                                                    APR 30 1991

                                                   /s/Jim Miles)
                                                   -------------
                                         SECRETARY OF STATE OF SOUTH CAROLINA
                                       --------------------------------------

     Sections 33-2-102 and the applicable comments thereto; and 35-2-105 and 35-2-221 of the 1976 South Carolina Code).

6. The name and address of each incorporator is as follows (only one is required):

  Name                         Address                           Signature
Sarie Seale                 44 E. Camperdown Way              /s/Sarie Seale
                            Greenville, SC  29602             ------------------

7. I, Jo Watson Hackl, an attorney licensed to practice in the State of South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements of Chapter 2, Title 33 of the 1976 South Carolina Code relating to the articles of incorporation.

April 30, 1991                                          /s/Jo Watson Hackl
                                                        Jo Watson Hackl
                                                        (Type or Print Name)
                                                   Address 44 E. Camperdown Way
                                                           Post Office Box 728
                                                           Greenville, SC  29602

                                                              ------------------
                                                                   (stamp)
                                                                  Jim Miles
                                                              SECRETARY OF STATE

                                                                    FILED
                                                                 NOV 13 1991
                                                                    10 AM
                                                              ------------------


                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                              ARTICLES OF AMENDMENT


     Pursuant to Section 33-10-106 of the 1976 South Carolina Code, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.   The name of the corporation is: Carolina Investors Corporation.

2. On October 4, 1991, the corporation adopted the following Amendment(s) of its Articles of Incorporation: (Type or attach the complete text of Each Amendment)

          Article 1 of the Articles of Incorporation is hereby amended so that the name of the Corporation is changed from "Carolina Investors Corporation" to "Carolina Investors, Inc."

3. The manner, if not set forth in the amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert "not applicable" or "NA").

4.   Complete either a or b, whichever is applicable:

         a.    [X]  Amendment(s) adopted by shareholder action. At the date of adoption of the amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and the vote of such shares was:




                       Number of            Number of             Number of Votes      Number of Undisputed*
Voting                 Outstanding          Votes Entitled        Represented at       Shares Voted
Group                  Shares               to be Cast            the Meeting          For      Against
-----                  -----------          --------------        ---------------      ---------------------
                               956                  956                   956          956         -0-

                                         ---------------------------------------
                                                      (stamp)

                                                  DATE  NOV 13 1991
                                         CERTIFIED TO BE A TRUE AND CORRECT COPY
                                         AS TAKEN FROM AND COMPARED WITH THE
                                         ORIGINAL ON FILE IN THIS OFFICE
                                               (signature of Jim Miles)
                                          SECRETARY OF STATE OF SOUTH CAROLINA
                                         ---------------------------------------

*NOTE: Pursuant to Section 33-10-106(6)(i), the corporation can alternatively state the total number of undisputed shares cast for the amendment by each voting group together with a statement that the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group.

     b. [_] The Amendment(s) was duly adopted by the incorporators or board of directors without shareholder approval pursuant to ss. 33-6-102(d), 33-10-102 and 33-10-105 of the 1976 South Carolina
               Code as amended, and shareholder action was not required.

5. Unless a delayed date is specified, the effective date of these Articles of Amendment shall be the date of acceptance for filing by the Secretary of State (See Section 33-1-230 (b)):



Date:  10/4/91
                                                  Carolina Investors Corporation
                                                     (Name of Corporation)
                                                  By:/s/Larry C. Owen
                                                     ---------------------------
                                                        Larry C. Owen, President


                               FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. If the space in this form is insufficient, please attach additional sheets containing a reference to the appropriate paragraph in this form.

3. Filing fees and taxes payable to the Secretary of State at the time of filing application.

               Filing Fee                    $ 10.00
               Filing Tax                    $100.00
               Total                         $110.00



                                                 Form Approved by South Carolina
                                                 Secretary of State  1/89

----------------------------------------
DATE   FEB - 9 1995
               (stamp)
CERTIFIED TO BE A TRUE AND CORRECT COPY
  AS TAKEN FROM AND COMPARED WITH THE
  ORIGINAL ON FILE IN THIS OFFICE


            /s/Jim Miles
----------------------------------------
 SECRETARY OF STATE OF SOUTH CAROLINA
----------------------------------------

                                                      --------------------------
                                                               (stamp)
                                                              Jim Miles
                                                          SECRETARY OF STATE
                                                                FILED

                                                             FEB - 9 1995

                                                      AM                      PM
                                                      7|8|9|10|11|12|1|2|3|4|5|6
                                                      --------------------------

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                      NOTICE OF CHANGE OF REGISTERED OFFICE
                           OR REGISTERED AGENT OR BOTH
                               OF A SOUTH CAROLINA
                             OR FOREIGN CORPORATION

     Pursuant to ss.33-5-102 and 33-15-108 of the 1976 South Carolina Code, as amended, the undersigned corporation submits the following information.

1.   The name of the corporation is CAROLINA INVESTORS, INC.

2.   The corporation is (complete either a or b, whichever is applicable):

     a. a domestic corporation incorporated in South Carolina on 4/30/91; or

     b.   a foreign corporation incorporated in ________________ on
                                                     (State)
          _____________; authorized to do business in South Carolina on 4/30/91.
               (Date)                                                    (Date)



3. The street address of the current registered office in South Carolina is 208 Garvin Street in the city of Pickens, South Carolina 29671.
     (Street & Number)                                      (Zip Code)


4. If the current registered office is to be changed, the street address to which its registered office is to be changed is ___________________
                                                      (Street & Number)
     in the City of __________________, South Carolina ____________(Zip Code).


5.   The name of the present registered agent is Keith B. Giddens

6. If the current registered agent is to be changed, the name of the successor registered agent is David R. Vickers.
     *I hereby consent to the appointment as registered agent of the corporation:

                              /s/ David R. Vickers
                       -----------------------------------
                       (Signature of New Registered Agent)

7. The address of the registered office and the address of the business office of the registered agent as changed, will be identical.

8. Unless a delayed date is specified, this application will be effective upon acceptance for filing by the Secretary of State (See ss.33-1-230(b)):_________.

* Pursuant to ss.33-9-102(5) and 33-19-108(5), the written consent of the registered agent may be attached to this form.

9. Dated this 8th day of Feb., 1995.


                                                  Carolina Investors Inc.
                                                    (Name of Corporation)


                                                  By:/s/J.P. Cox
                                                     JPC/Chief Financial Officer
                                                  (Type or Print Name and Title)


                               FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. Filing Fee (payable to the Secretary of State at the time of filing this document) -- $10.00

3. Pursuant to ss.33-5-102(b), the registered agent can file this form when the only change is changing the street address of the registered office. In this situation, the following statement should be typed on the form above the registered agent's signature: "The corporation has been notified of this change."

----------------------------------------
                   (stamp)
CERTIFIED TO BE A TRUE AND CORRECT COPY
  AS TAKEN FROM AND COMPARED WITH THE
  ORIGINAL ON FILE IN THIS OFFICE

            JUN 02 1997

            /s/Jim Miles
 ------------------------------------
 SECRETARY OF STATE OF SOUTH CAROLINA
----------------------------------------


                                                      --------------------------
                                                               (stamp)
                                                              Jim Miles
                                                          SECRETARY OF STATE
                                                                FILED

                                                             JUN 02  1997

                                                      AM                      PM
                                                      7|8|9|10|11|12|1|2|3|4|5|6
                                                      --------------------------


                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                      NOTICE OF CHANGE OF REGISTERED OFFICE
                 OR REGISTERED AGENT OR BOTH OF A SOUTH CAROLINA
                             OR FOREIGN CORPORATION


     Pursuant to Sections 33-5-102 and 33-15-108 of the 1976 South Carolina Code, as amended, the undersigned corporation submits the following information.

1.   The name of the corporation is Carolina Investors, Inc.

2.   The corporation is (complete either a or b, whichever is applicable):

     a. [X] a domestic corporation incorporated in South Carolina on 4/30/91; or

     b.   [ ] a foreign corporation incorporated in __________ on
                                                     (State)
              ________________, and authorized to do business in South
                       (Date)
              Carolina  on ________________.
                                (Date)


3. The street address of the current registered office in South Carolina is 208 Garvin Street in the city of Pickens, South Carolina 29671
     (Street & Number)                                      (Zip Code)



4. If the current registered office is to be changed, the street address to which its registered office is to be changed is __________________________
                                                          (Street & Number)
     in the city of __________________, South Carolina __________.
                                                       (Zip Code)

5.   The name of the present registered agent is David R. Vickers.

6. If the current agent is to be changed, the name of the successor registered agent is Wade M. Hall.
     *I hereby consent to the appointment as registered agent of the corporation:

                                /s/Wade M. Hall
                      -------------------------------------
                       (Signature of New Registered Agent)

7. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

8. Unless a delayed date is specified, this application will be effective upon acceptance for filing by the Secretary of State.

* Pursuant to Sections 33-9-102(5) and 33-19-108(5), the written consent of the registered agent may be attached to this form.

9.   Dated this 27th day of May, 1997.

Date:5/27/97                               Carolina Investors Inc.
                                           (Name of Corporation)



                                         By:/s/Keith B. Giddens
                                            ----------------------
                                            Keith B. Giddens
                                            Chief Executive Officer
                                            (Type or Print Name and Title)

----------------------------------------
                (stamp)
CERTIFIED TO BE A TRUE AND CORRECT COPY
  AS TAKEN FROM AND COMPARED WITH THE
  ORIGINAL ON FILE IN THIS OFFICE.

            OCT 20 1995

            /s/Jim Miles
 ------------------------------------
 SECRETARY OF STATE OF SOUTH CAROLINA
----------------------------------------

                                                      --------------------------
                                                               (stamp)
                                                              Jim Miles
                                                          SECRETARY OF STATE
                                                                FILED

                                                             OCT 20  1995

                                                      AM                      PM
                                                      7|8|9|10|11|12|1|2|3|4|5|6
                                                      --------------------------



                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                            ARTICLES OF INCORPORATION


1.   The name of the proposed corporation is Emergent Equity Advisors, Inc.

2.   The initial registered office of the corporation is

      15 South Main Street, Suite 750
      Greenville                    Greenville                       29601
      City                            County                         Zip Code
      and the initial registered agent at such address is  Robert S. Davis.

3.    The corporation is authorized to issue shares of stock as follows:
      Complete a or b, whichever is applicable:

     a. [X] if the corporation is authorized to issue a single class of shares, the total number of shares authorized is One Hundred Thousand (100,000).

     b. [_] The corporation is authorized to issue more than one class of shares:

     Class of Shares                          Authorized No. Of Each Class

     -------------------------                -----------------------------

     -------------------------                -----------------------------

     -------------------------                -----------------------------

     The relative rights, preferences, and limitations of the shares of each class, and of each series within a class, are as follows:

4. The existence of the corporation shall begin when these articles are filed with the Secretary of State unless a delayed date is indicated (See Section 33-1-230(b)): ____________.

5. The optional provisions which the corporation elects to include in the articles of incorporation are as follows (See

     Sections 33-2-102 and the applicable comments thereto; and 35-2-105 and 35-2-221 of the 1976 South Carolina Code):

                                      NONE


6. The name and address of each incorporator is as follows (only one is required):

    Name                             Address                     Signature
    ----                             -------                     ---------

Robert S. Davis              15 South Main Street             /s/Robert S. Davis
                             Suite 750, Greenville, S.C.


7. I, William W. Kehl, an attorney licensed to practice in the State of South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements of Chapter 2, Title 33 of the 1976 South Carolina Code relating to the articles of incorporation.

                                             /s/William W. Kehl
Date: October 10, 1995                       -----------------------------------
                                                  (Signature)

                                             William W. Kehl
                                             (Type of Print Name)

                                             Address P.O. Box 728
                                                     Greenville, S.C.  29602



                               FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. If the space in this form is insufficient, please attach additional sheets containing a reference to the appropriate paragraph in this form.

3.   Schedule of Fees - payable at the time of filing this document:

          Fee for filing Application - payable to Secretary of State -   $ 10.00

          Filing Tax - payable to Secretary of State -                   $100.00

          Minimum License Fee - payable to SC Tax Commission -           $ 25.00

4.   THIS FORM MUST BE ACCOMPANIED BY THE FIRST REPORT OF CORPORATIONS (See
     Section 12-19-20), AND A CHECK IN THE AMOUNT OF $25.00 PAYABLE TO THE SOUTH CAROLINA TAX COMMISSION.





                                                 Form Approved by South Carolina
                                                 Secretary of State 1/90

                                        ----------------------------------------
                                                           (stamp)
                                        CERTIFIED TO BE A TRUE AND CORRECT COPY
                                          AS TAKEN FROM AND COMPARED WITH THE
                                          ORIGINAL ON FILE IN THIS OFFICE

                                                    JUL 08 1997

                                                    /s/Jim Miles
                                         SECRETARY OF STATE OF SOUTH CAROLINA
                                        ----------------------------------------
--------------------------
         (stamp)
        Jim Miles
    SECRETARY OF STATE
          FILED

       JUN 11  1997

AM                      PM
7|8|9|10|11|12|1|2|3|4|5|6
--------------------------


                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                      NOTICE OF CHANGE OF REGISTERED OFFICE
                 OR REGISTERED AGENT OR BOTH OF A SOUTH CAROLINA
                             OR FOREIGN CORPORATION

     Pursuant to Sections 33-5-102 and 33-15-108 of the 1976 South Carolina Code, as amended, the undersigned corporation submits the following information.

1.   The name of the corporation is Emergent Equity Advisors, Inc.

2.   The corporation is (complete either a or b, whichever is applicable):

     a.   [X] a domestic corporation incorporated in South Carolina on 10/20/95;
              or

     b. [_] a foreign corporation incorporated in (State) on (Date), and authorized to do business in South Carolina on (Date).

3.   The street address of the current registered office in South Carolina is 15
     S. Main Street, Suite 750 in the city of Greenville, South Carolina 29601.

4. If the current registered office is to be changed, the street address to which its registered office is to be changed is (Street & Number) in the city of _________________, South Carolina (Zip Code).

5.   The name of the present registered agent is Robert S. Davis.

6. If the current agent is to be changed, the name of the successor registered agent is Wade M. Hall.
     * I hereby consent to the appointment as registered agent of the corporation:


                                 /s/Wade M. Hall
                                 ---------------
                       (signature of New Registered Agent)

7. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

8. Unless a delayed date is specified, this application will be effective upon acceptance for filing by the Secretary of State.

* Pursuant to Sections 33-9-102(5) and 33-19-108(5), the written consent of the registered agent may be attached to this form.

9.   Dated this 27th day of May, 1997.

Date:  5/27/95                                   Emergent Equity Advisors, Inc.
                                                     (Name of Corporation)

                                                 By:/s/Capers Easterby
                                                    ----------------------
                                                        Capers Easterby
                                                        President
                                                  (Type or Print Name and Title)

                               FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. Filing Fee (payable to the Secretary of State at the time of filing the document) - $10.00

3. Pursuant to Section 33-5-102(b), the registered agent can file this form when the only change is changing the street address of the registered office. In this situation, the following statement should be typed on the form above the registered agent's signature: "The corporation has been notified of this change."


                                                 Form Approved by South Carolina
                                                 Secretary of State  1/90

                                                      --------------------------
                                                               (stamp)
                                                           John T. Campbell
                                                          SECRETARY OF STATE
                                                                FILED

                                                             JUN 17 1989

                                                      AM                      PM
                                                      7|8|9|10|11|12|1|2|3|4|5|6
                                                      --------------------------

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                            ARTICLES OF INCORPORATION

1.   The name of the proposed corporation is Premier Loan Co., Inc.

2. The initial registered office of the corporation is 111 Garvin Street, Pickens, Pickens County South Carolina 29671 and the initial registered agent at such address is Larry C. Owen.

3. The corporation is authorized to issue shares of stock as follows: Complete a or b, whichever is applicable:

     a. [X] If the corporation is authorized to issue a single class of shares, the total number of shares authorized is 100,000.

     b. [ ] The corporation is authorized to issue more than one class of shares:

            Class of Shares                      Authorized No. of Each Class

        --------------------------               -----------------------------

        --------------------------               -----------------------------

        --------------------------               -----------------------------


     The relative rights, preferences, and limitations of the shares of each class, and of each series within a class, are as follows:

4. The existence of the corporation shall begin when these articles are filed with the Secretary of State unless a delayed date is indicated (See Section 33-1-230(b)):

5. The optional provisions which the corporation elects to include in the articles of incorporation are as follows: (See Section 33-2-102 and the applicable comments thereto; and 35-2-105 and 35-2-221 of the 1976 South Carolina Code):

                                         ---------------------------------------
                                                        (stamp)

                                                   Date  MAR 17 1989
                                         CERTIFIED TO BE A TRUE AND CORRECT COPY
                                           AS TAKEN FROM AND COMPARED WITH THE
                                             ORIGINAL ON FILE IN THIS OFFICE
                                                  /s/John T. Campbell
                                          ------------------------------------
                                          SECRETARY OF STATE OF SOUTH CAROLINA

---------------------------------------               --------------------------
               (stamp)                                         (stamp)
                                                              Jim Miles
CERTIFIED TO BE A TRUE AND CORRECT COPY                   SECRETARY OF STATE
  AS TAKEN FROM AND COMPARED WITH THE                           FILED
    ORIGINAL ON FILE IN THIS OFFICE
                                                             JUN 17 1989
              JUN 02 1997
         /s/Jim Miles                                 AM                      PM
 ------------------------------------                 7|8|9|10|11|12|1|2|3|4|5|6
 SECRETARY OF STATE OF SOUTH CAROLINA                 --------------------------



                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                      NOTICE OF CHANGE OF REGISTERED OFFICE
                 OR REGISTERED AGENT OR BOTH OF A SOUTH CAROLINA
                             OR FOREIGN CORPORATION



     Pursuant to Sections 33-5-102 and 33-15-108 of the 1976 South Carolina Code, as amended, the undersigned corporation submits the following information.

1.   The name of the corporation is Premier Financial Services, Inc.

2.   The corporation is (complete either a or b, whichever is applicable):

     a.   [X} a domestic corporation incorporated in South Carolina on 3/17/89;
              or

     b. [_] a foreign corporation incorporated in (State) on (Date), and authorized to do business in South Carolina on (Date).

3. The street address of the current registered office in South Carolina is 208 Garvin Street in the city of Pickens, South Carolina 29671.

4. If the current registered office is to be changed, the street address to which its registered office is to be changed is 15 S. Main Street, Suite 750 in the city of Greenville, South Carolina 29601 (Zip Code).

5.   The name of the present registered agent is David R. Vickers.

6. If the current agent is to be changed, the name of the successor registered agent is Wade M. Hall.
     * I hereby consent to the appointment as registered agent of the corporation:


                                /s/Wade M. Hall)
                                ----------------
                       (signature of New Registered Agent)

7. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

8. Unless a delayed date is specified, this application will be effective upon acceptance for filing by the Secretary of State.

* Pursuant to Sections 33-9-102(5) and 33-19-108(5), the written consent of the registered agent may be attached to this form.

9.   Dated this 27th day of May, 1997.

Date:  5/27/95                                  Premier Financial Services, Inc.
                                                  (Name of Corporation)

                                                  By:/s/Keith B. Giddens
                                                     ----------------------
                                                  Keith B. Giddens
                                                  Chief Executive Officer
                                                  (Type or Print Name and Title)

                               FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. Filing Fee (payable to the Secretary of State at the time of filing the document) - $10.00

3. Pursuant to Section 33-5-102(b), the registered agent can file this form when the only change is changing the street address of the registered office, in this situation, the following statement should be typed on the form above the registered agent's signature: "The corporation has been notified of this change."



                                                 Form Approved by South Carolina
                                                 Secretary of State 1/90

----------------------------------------------        --------------------------
                   (stamp)                                      (stamp)
            DATE  FEB-9 1995                                   Jim Miles
 CERTIFIED TO BE A TRUE AND CORRECT COPY AS               SECRETARY OF STATE
TAKEN FROM AND COMPARED WITH THE ORIGINAL ON                     FILED
             FILE IN THIS OFFICE
                                                              FEB -9 1995
                 /s/Jim Miles)
    SECRETARY OF STATE OF SOUTH CAROLINA              AM                      PM
                                                      7|8|9|10|11|12|1|2|3|4|5|6
----------------------------------------------        --------------------------


                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                      NOTICE OF CHANGE OF REGISTERED OFFICE
                 OR REGISTERED AGENT OR BOTH OF A SOUTH CAROLINA
                             OR FOREIGN CORPORATION

     Pursuant to Sections 33-5-102 and 33-15-108 of the 1976 South Carolina Code, as amended, the undersigned corporation submits the following information.

1.   The name of the corporation is Premier Financial Services, Inc.

2.   The corporation is (complete either a or b, whichever is applicable):

     a.   [X] a domestic corporation incorporated in South Carolina on 3/17/89;
              or

     b. [_] a foreign corporation incorporated in (State) on (Date), and authorized to do business in South Carolina on 3/17/89.

3. The street address of the current registered office in South Carolina is 208 Garvin Street in the city of Pickens, South Carolina 29671.

4. If the current registered office is to be changed, the street address to which its registered office is to be changed is (Street & Number) in the city of South Carolina (Zip Code).

5.   The name of the present registered agent is Keith B. Giddens.

6. If the current agent is to be changed, the name of the successor registered agent is David R. Vickers.
     * I hereby consent to the appointment as registered agent of the corporation:


                               /s/David R. Vickers
                       -----------------------------------
                       (signature of New Registered Agent)

7. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

8. Unless a delayed date is specified, this application will be effective upon acceptance for filing by the Secretary of State (See Section 33-1-230(b)):

* Pursuant to Sections 33-5-102(5) and 33-15-108(5), the written consent of the registered agent may be attached to this form.

9.   Dated this 8th day of Feb., 1995.

                                                Premier Financial Services, Inc.
                                                     (Name of Corporation)

                                             By: /s/ J.P. Cox
                                                 -------------------------------

                                                  JPC/Chief Financial Officer
                                                 (Type or Print Name and Title)


                               FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. Filing Fee (payable to the Secretary of State at the time of filing the document) - $10.00

3. Pursuant to Section 33-5-102(b), the registered agent can file this form when the only change is changing the street address of the registered office. In this situation, the following statement should be typed on the form above the registered agent's signature: "The corporation has been notified of this change."

                                                 Form Approved by South Carolina
                                                 Secretary of State 1/89

                                                      --------------------------
                                                                (stamp)
                                                               Jim Miles
                                                          SECRETARY OF STATE
                                                                 FILED

                                                              DEC 22 1993

                                                      AM                      PM
                                                      7|8|9|10|11|12|1|2|3|4|5|6
                                                      --------------------------


                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                             ARTICLES OF AMENDMENT


     Pursuant to Section 33-10-106 of the 1976 South Carolina Code, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.   The name of the corporation is: Premier Financial Services, Inc.

2. On December 17, 1993, the corporation adopted the following Amendment(s) of its Articles of Incorporation:

     The Corporation is authorized to issue 100,000 shares of Cumulative Preferred Stock, with the rights and preferences set forth below, in addition to the 100,000 shares of common stock which the Corporation is currently authorized to issue. The rights and preferences of the cumulative preferred stock are as follows:

     A. Dividend Rights. The holders of the Cumulative Preferred Stock shall be entitled to receive when and if declared by the Board of Directors, in preference to and in priority over dividends on shares of Common Stock, annual cumulative cash dividends of $.85 per share.

     B. Redemption. The Corporation may at any time upon payment of all unpaid dividends including all dividends arrearages regardless of whether dividends have been declared, redeem any shares of the Cumulative Preferred Stock at the redemption price of $10 per share.

     C. Voting. The holders of Cumulative Preferred Stock shall not be entitled to vote.

     D. Liquidation. In the event of liquidation or dissolution of the Corporation, the holders of Cumulative Preferred Stock shall be entitled to be paid, in preference to and in priority over any payment or distribution with respect to the Corporation's Common Stock, an amount equal to $10 per share plus all unpaid dividends including dividend arrearages (whether or not declared).

3. The manner, if not set forth in the amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows: NA.

4.   Complete either a or b, whichever is applicable:

     a.   [X]  Amendment(s) adopted by shareholder action.
               At the date of adoption of the amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and the vote of such shares was:



                       Number of            Number of             Number of Votes      Number of Undisputed*
Voting                 Outstanding          Votes Entitled        Represented at       Shares Voted
Group                  Shares               to be Cast            the Meeting          For      Against
-----                  -----------          --------------        ---------------      ---------------------
n/a                    1,000                1,000                 1,000                1,000       0



                                         --------------------------------------
                                                        (stamp)

                                                    DATE  DEC 22 1993
                                         CERTIFIED TO BE A TRUE AND CORRECT COPY
                                          AS TAKEN FROM AND COMPARED WITH THE
                                           ORIGINAL ON FILE IN THIS OFFICE
                                                     /s/Jim Miles
                                           ------------------------------------
                                           SECRETARY OF STATE OF SOUTH CAROLINA
                                         --------------------------------------

*NOTE: Pursuant to Section 33-10-106(6)(i), the corporation can alternatively state the total number of undisputed shares cast for the amendment by each voting group together with a statement that the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group.

     b. [_] The Amendment(s) was duly adopted by the incorporators or board of directors without shareholder approval pursuant to Section 33-6-102(d), 33-10-102 and 33-10-105 of the 1976 South Carolina
               Code as amended, and shareholder action was not required.

5. Unless a delayed date is specified, the effective date of these Articles of Amendment shall be the date of acceptance for filing by the Secretary of State.



Date:  December 17, 1993                        Premier Financial Services, Inc.
                                                      (Name of Corporation)
                                               By:/s/H. Kim Bullard
                                                  ------------------------------
                                                     H. Kim Bullard, President


                               FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. If the space in this form is insufficient, please attach additional sheets containing a reference to the appropriate paragraph in this form.

3. Filing fees and taxes payable to the Secretary of State at the time of filing application.

               Filing Fee                    $ 10.00
               Filing Tax                     100.00
               Total                         $110.00



                                                 Form Approved by South Carolina
                                                 Secretary of State  1/89

                        PREMIER FINANCIAL SERVICES, INC.
                 UNANIMOUS CONSENT OF DIRECTORS AND SHAREHOLDER


     The undersigned, constituting all directors and all shareholders of Premier Financial Services, Inc. (the "Corporation"), hereby unanimously consent to, authorize and direct the amendment of the Corporation's Articles of Incorporation to authorize issuance of up to 100,000 shares of Cumulative Preferred Stock:

Such Amendment shall read as follows:

     The Corporation is authorized to issue 100,000 shares of Cumulative Preferred Stock, with the rights and preferences set forth below, in addition to the 100,000 shares of common stock which the Corporation is currently authorized to issue. The rights and preferences of the cumulative preferred stock are as follows:

     A. Dividend Rights. The holders of the Cumulative Preferred Stock shall be entitled to receive when and if declared by the Board of Directors, in preference to and in priority over dividends on shares of Common Stock, annual cumulative cash dividends of $.85 per share.

     B. Redemption. The Corporation may at any time upon payment of all unpaid dividends including all dividends arrearages regardless of whether dividends have been declared, redeem any shares of the Cumulative Preferred Stock at the redemption price of $10 per share.

     C. Voting. the holders of Cumulative Preferred Stock shall not be entitled to vote.

     D. Liquidation. In the event of liquidation or dissolution of the Corporation, the holders of Cumulative Preferred Stock shall be entitled to be paid, in preference to and in priority over any payment or distribution with respect to the Corporation's Common Stock, an amount equal to $10 per share plus all unpaid dividends including dividend arrearages (whether or not declared).

     Effective this 17 day of December, 1993.

                                                    DIRECTORS:

                                                    /s/ J.P. Cox
                                                    -----------------

                                                    /s/H. Kim Bullard
                                                    -----------------

                                                    SOLE SHAREHOLDER:

                                                    /s/ Keith Giddens CEO
                                                    -----------------

                                                    Carolina Investors, Inc.

                                                     --------------------------
                                                               (stamp)
                                                              Jim Miles
                                                         SECRETARY OF STATE
                                                                FILED

                                                             MAR 08 1990

                                                     AM                      PM
                                                     7|8|9|10|11|12|1|2|3|4|5|6
                                                     --------------------------
                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                          APPLICATION FOR REINSTATEMENT
                           OF A CORPORATION DISSOLVED
                            BY ADMINISTRATIVE ACTION


     Pursuant to Section 33-14-220 of the 1976 South Carolina Code, as amended, the undersigned hereby applies to the Secretary of State for reinstatement of a corporation dissolved by administrative action and for that purpose, submits the following information:

1. The name of the corporation is: PREMIER FINANCIAL SERVICES, INC. FILE # 252512883 FED # 57-0887217

2.   Complete either a or b, whichever is applicable:

     a.   [_] Grounds for administrative dissolution did not exist.


     b. [X] The grounds for administrative dissolution, which were: Failure to file annual report have now been eliminated.

3.   The corporation's name satisfies the requirements of Section 33-4-101.


DATE:  3/5/90                            Premier Financial Services, Inc.
                                               (Name of Corporation)
                                         By:/s/Keith B. Giddens
                                            ------------------------------------
                                               Keith B. Giddens
                                         (Type or Print Name and Office


                                         --------------------------------------
                                                        (stamp)

                                                   Date  MAR 08 1990
                                         CERTIFIED TO BE A TRUE AND CORRECT COPY
                                           AS TAKEN FROM AND COMPARED WITH THE
                                            ORIGINAL ON FILE IN THIS OFFICE

                                                    /s/John T. Campbell
                                           ------------------------------------
                                           SECRETARY OF STATE OF SOUTH CAROLINA
                                         --------------------------------------

                               FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. Filing Fee (Payable to the Secretary of State at the time of filing this application) - $25.00.

3. THIS APPLICATION MUST BE FILED WITHIN TWO YEARS AFTER THE EFFECTIVE DATE OF THE CORPORATION'S DISSOLUTION BY ADMINISTRATIVE ACTION AND MUST BE ACCOMPANIED BY A CERTIFICATE FROM THE SOUTH CAROLINA TAX COMMISSION RECITING THAT ALL STATE TAXES OWED BY THE CORPORATION HAVE BEEN PAID.

                                               Form Approved by South Carolina
                                               Secretary of State 1/89

                                                      --------------------------
                                                                (stamp)
                                                               Jim Miles
                                                          SECRETARY OF STATE
                                                                 FILED

                                                              SEP -8 1989

                                                      AM                      PM
                                                      7|8|9|10|11|12|1|2|3|4|5|6
                                                      --------------------------



                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                             ARTICLES OF AMENDMENT


     Pursuant to Section 33-10-106 of the 1976 South Carolina Code, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.   The name of the corporation is: PREMIER LOAN CO., INC.

2. On August 14, 1989, the corporation adopted the following Amendment(s) of its Articles of Incorporation:
              (Type or attach the complete text of Each Amendment)

     Ronnie BALDWIN made the Motion after some discussion to change the name of Premier Loan Co., Inc. to PREMIER FINANCIAL SERIVCES, INC. Tommy Brady seconded the Motion and it was unanimously approved.

3. The manner, if not set forth in the amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert "not applicable" or "NA").


          N/A


4.   Complete either a or b, whichever is applicable:

     a.   [X]  Amendment(s) adopted by shareholder action.
               At the date of adoption of the amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and the vote of such shares was:

                       Number of            Number of             Number of Votes      Number of Undisputed*
Voting                 Outstanding          Votes Entitled        Represented at       Shares Voted
Group                  Shares               to be Cast            the meeting          For        Against
-----                  -----------          --------------        ---------------      --------------------
N/A                    1,000                1,000                 1,000                1,000       0

                                         ---------------------------------------
                                                        (stamp)

                                                      DATE  SEP -8 1989
                                         CERTIFIED TO BE A TRUE AND CORRECT COPY
                                           AS TAKEN FROM AND COMPARED WITH THE
                                             ORIGINAL ON FILE IN THIS OFFICE.
                                                  /s/John T. Campbell
                                           ------------------------------------
                                           SECRETARY OF STATE OF SOUTH CAROLINA
                                         ---------------------------------------

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                            ARTICLES OF INCORPORATION
                                       FOR
                         EMERGENT INSURANCE AGENCY CORP.


1.   The name of the proposed corporation is Emergent Insurance Agency Corp.

2. The initial registered office of the corporation is Post Office Box 17526, Greenville, Greenville County, South Carolina 29606 [include county] and the initial registered agent at such address is Kevin Mast [Street address
     - 15 South Main Street, Suite 750 (29601)].

3. The corporation is authorized to issue a single class of shares, and the total number of shares authorized is 100,000.

4. The existence of the corporation shall begin when these articles are filed with the Secretary of State.

5. The optional provisions which the corporation elects to include in the articles of incorporation are as follows: None.

6.   The name and address of each incorporator is as follows:

    Name                         Address                   Signature
    ----                         -------                   ---------
Cary H. Hall, Jr.          Post Office Box 728
                           Greenville, SC 29602      /s/ Cary H. Hall, Jr.
                                                   ---------------------------

7. I, Cary H. Hall, Jr., an attorney licensed to practice in the State of South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements of Section 33-2-102 of the 1976 Code of Laws of South Carolina, as amended.

October 9, 1997                           /s/ Cary H. Hall, Jr.
                                        -------------------------------------
                                          Cary H. Hall, Jr.
                                          Wyche, Burgess, Freeman & Parham, P.A.
                                          P.O. Box 728
                                          Greenville, SC  29602
                                          (864) 242-8255

                               FILING INSTRUCTIONS

1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. If the space in this form is insufficient, please attach additional sheets containing a reference to the appropriate paragraph in this form.

3.   Schedule of Fees - payable at the time of filing this document:

          Fee for filing Application - payable to Secretary of State     $ 10.00
          Filing Tax - payable to Secretary of State                     $100.00
          Minimum License Fee - payable to SC Tax Commission             $ 25.00

4.   THIS FORM MUST BE ACCOMPANIED BY THE FIRST REPORT OF CORPORATIONS (See
     Section 12-19-20), AND A CHECK IN THE AMOUNT OF $25.00 PAYABLE TO THE SOUTH CAROLINA TAX COMMISSION.




                                                              Form Approved by
South Carolina
                                                              Secretary of State

1/89